UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                 811-21749

                         CRM Mutual Fund Trust

(Exact name of registrant as specified in charter)

c/o BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

                                     Wilmington, DE 19808

(Address of principal executive offices) (Zip code)

Corporation Service Company

2711 Centerville Road Suite 400

                                     Wilmington, DE 19808

(Name and address of agent for service)

Copy to:

Lea Anne Copenhefer

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

Registrant’s telephone number, including area code: 212-326-5300

Date of fiscal year end: June 30

Date of reporting period: June 30, 2014

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT	June 30, 2014

Dear Fellow Shareholders:

As yet another Transformers movie hits the big screen, it seems appropriate to discuss one of the key themes in our portfolios.... investing in transformation. In the broader context of change, transformation is a broad concept and includes substantial changes in corporate strategy, product focus, cost, Information Technology (IT), and capital allocation. While these types of changes occur with some regularity, we have noticed an increase since last fall. What is causing this surge in activity?

We attribute it to a confluence of factors. A renewed sense of business optimism/confidence which is unleashing corporate decision making. During the great recession and immediately thereafter, decision-making predominantly revolved around survival, including quick to implement cost cuts. As the risk of another economic derailment receded, corporate managers returned to longer-term planning and investing. Companies continue to drive further cost and productivity through investments in multiyear IT and Lean/Six Sigma initiatives which are transforming their cost structures and driving record margins. We think not only about investing in companies developing great technology, but also investing in those companies aggressively deploying these tools to transform their cost structures. We hear the concerns over peak margins, and while some specific businesses may be at a ceiling, we know of many companies that we believe will continue to enjoy margin expansion for the foreseeable future. Tyco International, Crane Co., Xylem, Pentair Ltd., CIRCOR International, Airgas, and The Gap are some of the many examples in our portfolios. Sales growth has been tepid for most industrial businesses, but for those who have transformed their cost structure, we expect that they will enjoy very high incremental margins as sales accelerate in the coming quarters.

Beyond business confidence, sustained low interest rates and the availability of credit is leading to a pick-up in merger & acquisition (“M&A”) activity which began to inflect post the resolution of the U.S. government shut down last fall. In dollar terms, announced global M&A is up 42% as compared to the first half of last year, although in terms of number of deals, activity is down 2%. Much of the activity in the first half included very large transactions in telecom/media/tech and healthcare. The much publicized desire to re-domicile into lower tax jurisdictions is contributing to this heightened level of activity in healthcare. One example is Covidien, a long-time portfolio holding and Ireland domiciled company, which is being acquired by Medtronic. The Affordable Care Act is another catalyst leading to mergers to achieve scale and savings. Importantly, M&A is not just about whole companies being acquired. We are invested in many companies that are actively changing their business mix by divesting non-core segments and/or acquiring to strengthen their competitive position. Holdings which include Techne Corporation, Pall Corporation, Dover, QEP Resources, Hess Corporation, Crane Co., Cooper Tire & Rubber, Verint Systems, The Hartford, and many others, fall into this category.

The energy and power industries are undergoing historic transformation. The shale revolution/energy renaissance is leading to tens of billions of incremental annual capital investment from oil field infrastructure and pipelines to liquefied natural gas (LNG) and petrochemical plants. Nearly every week, we are hearing about producers

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buying or selling specific fields, pipeline mergers, and consolidation/transformation among the many vendors to this industry. We are invested in a wide variety of companies that are beneficiaries of transformation in the energy and power industries, including pump/valve/controls players Pentair Ltd., ITT Corporation, Dover, Crane Co., EnPro Industries, CIRCOR International, Weatherford International, and General Electric. We continue to research other opportunities as many projects are approaching the construction/development phase after a lengthy period of planning and design. Our investments in QEP Resources, SemGroup Corporation, Questar Corporation, NiSource, Southwest Gas, and MDU Resources are also related to this theme and were predicated on a perceived under recognition of the value of their pipeline assets.

The chemical industry is directly impacted by the favorable trends in the domestic energy renaissance and is, itself, undergoing an enormous transformation. In our portfolios, FMC Corporation is spinning-off its minerals (soda ash and lithium) businesses to focus on high-margin agricultural crop protection and health & wellness ingredients units. Ferro Corporation announced a substantial divestiture. Air Products & Chemicals announced a new and very well regarded CEO in Seifi Ghasemi (which could lead to both cost and portfolio changes). Huntsman Corporation has announced a titanium dioxide acquisition and subsequent spin-off, other divestitures and new capital investments. Axiall is trying to join others in exploiting the low cost of ethane feedstock to become more vertically integrated in the production of PVC. A $1 billion capital investment in this ethylene cracker complex could attract an activist or make the company the target of a strategic bid as it previously fought off a suitor a few years ago.

The proliferation of activists also is contributing to transformations. Many underachieving companies are fully aware of this fact, but may require a little “nudge” to overcome the corporate inertia. Many companies are increasingly concerned about becoming the next public target of activist firms, with all the distractions that entails. These companies are responding by developing contingency plans and, in many cases, proactively implementing those plans. The many spin-offs and large divestitures are examples of companies transforming in response to the proliferation of activists, and we are invested in a number of companies which are undertaking such actions.

Given all of these transformations, why are we, and active managers in general, underperforming year-to-date? There are a few reasons. The market leadership through the first half has been unusual for this stage of a business cycle. We have previously discussed that the U.S. economy is finally entering a mid-cycle environment post the fiscal and, more importantly, monetary stimulus. Unfortunately, relative to our positioning, there was a growth scare with 1Q Gross Domestic Product (GDP), now revised to -2.9%, combined with enough turmoil in places such as Russia/Ukraine and the Middle East, to create a flight to safety in bonds, bond-like stocks, and counter cyclical stocks. We have been underweight these types of investments (real estate investment trusts “REITs”, utilities, staples). The only cyclical sector to outperform thus far in 2014 is energy, after a strong second quarter on the back of higher oil prices resulting to some degree from world events. We do believe the underlying U.S. economy is stronger than what the 1Q GDP indicates and that the U.S. economy’s strength will become more apparent in coming months. After the impact of the difficult winter, companies have reported better results and are acting with more confidence. Hence, we have not changed our positioning. Furthermore, many of the transformations in which we are involved are still at an early stage and will take anywhere from six to eighteen months to realize value, which is very typical. Investors can become bored or disenchanted along the way, only to subsequently revalue the stock. Inflection points during transformations may occur very quickly and can materialize in terms of performance across the portfolios in a relatively short time horizon. When faced with challenging headwinds, our portfolios have been able to recoup meaningful relative performance in a matter of weeks or months due to certain inflection points. Our experience leads us to be patient with those companies which might have been underperformers last quarter or year-to-date.

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The following is a discussion of factors that influenced the performance of each of the CRM Funds during the twelve month period ended June 30, 2014.

CRM Small Cap Value Fund returned 21.63% and 21.39% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 22.54% and 23.64% for the Russell 2000 Value Index and the Russell 2000 Index, respectively1. The Fund’s relative underperformance versus the Russell 2000 Value Index during the period was primarily driven by stock selection within the consumer discretionary sector. Stock selection across sectors was a positive driver of performance during the year. Leading contributors to performance for this period included: (i) computing solutions provider, Super Micro Computer; (ii) Texas convenience store operator, Susser Holdings Corporation; and (iii) independent investment banking advisory firm, Evercore Partners. Super Micro Computer reported better than expected results and raised 2014 guidance. The company saw growth accelerate as strength in server system sales, improved revenues from the Internet Data Center vertical, and strength in the U.S. geography allowed it to sidestep typical seasonal pressure on sales. Susser Holdings agreed to be acquired by Energy Transfer Partners L.P. for a 40% premium. Despite a slow recovery in overall global M&A activity, Evercore Partners continued to gain market share from the bulge bracket firms, as companies sought independent advisory advice. Individual holdings that negatively impacted performance included: (i) footwear and accessories retailer, DSW, Inc. (“DSW”); (ii) integrated media and entertainment company, World Wrestling Entertainment (“WWE”); and (iii) hair and retail product salons franchise, Regis Corporation. DSW, Inc. missed first quarter 2014 earnings and released 2014 earnings guidance that was lower than expectations, as challenging weather led to a heightened promotional environment. Both we and management were disappointed that WWE was unable to secure a domestic television rights deal commensurate with other recent content deals. Further, WWE released guidance indicating that it expected substantially increased costs related to its business and over-the-top network initiative compared to prior guidance. These two factors directly challenged our investment case and therefore we sold our shares of WWE. Regis Corporation continued to be a turnaround-in-progress as the company underwent significant operational changes in the back half of 2013.

CRM Small/Mid Cap Value Fund returned 25.34% and 25.09% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 24.94% and 25.58% for the Russell 2500 Value Index and the Russell 2500 Index, respectively2. Relative strength versus the Russell 2500 Value Index was primarily due to stock selection within the financial services and technology sectors. Individual holdings that were leading contributors to performance included: (i) chemical products manufacturer, Huntsman Corporation (“Huntsman”); (ii) investor communications and technology-driven solutions provider, Broadridge Financial Solutions (“Broadridge”); and (iii) software and services technology solutions provider, PTC, Inc. (“PTC”). Huntsman continues to execute its strategy well and we believe the stock has recently responded to successful restructuring throughout its business. Huntsman’s management still hopes to close the acquisition of Rockwood’s titanium dioxide and performance additives business in the third quarter of 2014, which we believe would be meaningfully accretive to Huntsman’s earnings. In addition, Huntsman’s polyurethanes business is well positioned to benefit from a global recovery in construction, with margins that are still well below the prior peak. Broadridge posted strong quarterly results benefiting from a recovery in equity flows, continued margin expansion, and digital growth initiatives. The company maintains a strong balance sheet and generates substantial free cash flow, which it deploys for accretive M&A, dividends, and buybacks. PTC reported strong calendar first quarter 2014 results and raised guidance for the remainder of its fiscal year. The company indicated customer interest in its recently acquired Internet of Things software platform is high. We expect shares of the company to continue to rerate higher. Restructuring efforts appear to be generating significant margin improvement. Meanwhile, recent acquisitions should drive accelerating revenue growth.

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Stock selection within the utilities sector was a headwind to performance during the year. Individual holdings that negatively impacted performance included: (i) apparel company, PVH Corporation; (ii) engine powered products manufacturer, Generac Holdings; and (iii) footwear and accessories retailer, DSW, Inc. (“DSW”). PVH Corporation adjusted its 2014 profit outlook downward after the difficult weather conditions in the first quarter of 2014 which resulted in margin pressure. Generac Holdings holds a dominant share of the home standby power market, which is in the early stages of market penetration. We believe increased awareness combined with newly launched marketing programs should allow the company to generate significant earnings and free cash flow growth over time. DSW missed first quarter 2014 earnings and released 2014 earnings guidance that was lower than expectations, as challenging weather led to a heightened promotional environment. As weather normalizes, we believe the company remains uniquely positioned to capture share in the U.S. footwear market. We also see margin opportunity over the longer term as the company begins to leverage systems investments.

CRM Mid Cap Value Fund returned 23.22% and 22.95% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 27.76% and 26.85% for the Russell Midcap Value Index and the Russell Midcap Index, respectively3. Individual holdings which contributed positively to performance during the fiscal year included: (i) chemical products manufacturer, Huntsman Corporation (“Huntsman”); (ii) industrial products provider, Tyco International; and (iii) high-performance storage and networking semiconductors developer, LSI Corporation. Huntsman continues to execute its strategy well and we believe the stock has recently responded to successful restructuring throughout its business. Huntsman’s management still hopes to close the acquisition of Rockwood’s titanium dioxide and performance additives business in the third quarter 2014, which we believe would be meaningfully accretive to Huntsman’s earnings. In addition, Huntsman’s polyurethanes business is well positioned to benefit from a global recovery in construction, with margins that are still well below the prior peak. Tyco International posted strong 4Q 2013 earnings, which included an improved outlook for its North American operations. In addition, Tyco announced the divestiture of its non-core Korean assets, which positioned the company well for a large buyback, as well as providing ample capital flexibility for accretive tuck-in security product acquisitions. LSI Corporation agreed to be acquired by Avago Technologies in December 2013 for $11.15 per share in cash. We continued to exit out of the position during the first quarter 2014. Relative underperformance versus the indices for the period was primarily attributable to stock selection across several sectors. Holdings that detracted from Fund performance during the fiscal year included: (i) apparel company, PVH Corporation; (ii) data analytic solutions provider Teradata Corporation (“Teradata”); and (iii) engine powered products manufacturer, Generac Holdings. PVH Corporation adjusted its 2014 profit outlook downward after the difficult weather conditions in the first quarter 2014, which resulted in margin pressure. While Teradata reported good first quarter 2014 results, management’s guidance for the remainder of the year was disappointing. Our investment thesis was predicated on the company’s customers increasing spending in 2014. Based on Teradata’s new outlook, our investment thesis changed and we exited the position. Generac Holdings holds a dominant share of the home standby power market, which is in the early stages of market penetration. We believe increased awareness combined with newly launched marketing programs should allow the company to generate significant earnings and free cash flow growth over time.

CRM Large Cap Opportunity Fund returned 21.52% and 21.24% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 25.35% and 23.81% for the Russell 1000 Index and the Russell 1000 Value Index, respectively4. Stock selection within the energy sector was strong during the last fiscal year. Leading contributors to Fund performance included: (i) mass media company, CBS Corporation; (ii) crude oil and natural gas exploration and production company, EOG Resources, Inc.; (iii) and healthcare company, Covidien plc. CBS Corporation outperformed after having successfully negotiated higher retransmission rates in a very public battle with Time Warner Cable at the end of the third quarter 2013. CBS Corporation continued to diversify its revenue stream through non-cyclical, high-margin retransmission/reverse compensation,

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and over-the-top payments. EOG Resources benefitted from strong results in its Eagle Ford play. After Covidien plc received a cash and stock takeover offer from Medtronic at the end of the second quarter 2014, we exited our position in Covidien plc. Stock selection within the financial services and technology sectors were headwinds to performance during the fiscal year. Individual holdings that detracted from Fund performance during the fiscal year included: (i) consumer packaged goods company, The Procter & Gamble Company; (ii) data analytic solutions provider Teradata; and (iii) the globally diversified financial services holding company, Citigroup, Inc. The Procter & Gamble Company has become neglected as investors have grown skeptical of growth opportunities at the company, including its beauty portfolio, providing us an opportunity to initiate a position. Under the leadership of the new CEO, AG Laghley, we expect that the company will refocus on organic growth performance and accelerate its $10 billion cost restructuring actions over the next 12 months. In addition, The Procter & Gamble Company continues to divest non-core assets and substantially return all of its free cash flow to investors. While Teradata reported good first quarter 2014 results, management’s guidance for the remainder of the year was disappointing. Our investment thesis was predicated on the company’s customers increasing spending in 2014. Based on Teradata’s new outlook, our investment thesis changed and we exited the position. Citigroup shares underperformed due to continued weakness in capital market conditions, the disclosure of a large fraud loss in its Mexican banking subsidiary, and the announcement that the company failed the Federal Reserve’s Comprehensive Capital Analysis and Review (CCAR) stress test. We sold the shares and deployed the proceeds into stocks we believe exhibit better risk/return characteristics.

CRM All Cap Value returned 20.16% and 19.87% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 23.71% and 25.22% for the Russell 3000 Value Index and the Russell 3000 Index, respectively5. Stock selection within the energy sector contributed positively to performance over the past fiscal year. Leading contributors to Fund performance included: (i) mass media company, CBS Corporation; (ii) crude oil and natural gas exploration and production company, EOG Resources, Inc.; and (iii) industrial products provider, Tyco International. CBS Corporation outperformed after having successfully negotiated higher retransmission rates in a very public battle with Time Warner Cable at the end of the third quarter 2013. CBS Corporation continued to diversify its revenue stream through non-cyclical, high-margin retransmission/reverse compensation, and over-the-top payments. EOG Resources benefitted from strong results in its Eagle Ford play. Tyco International posted strong 4Q 2013 earnings, which included an improved outlook for its North American operations. In addition, Tyco announced the divestiture of its non-core Korean assets, which positioned the company well for a large buyback, as well as providing ample capital flexibility for accretive tuck-in security product acquisitions.

Stock selection within the technology sector was a headwind to performance. Individual holdings that negatively impacted performance during the fiscal year included: (i) data analytic solutions provider Teradata; (ii) Command, Control, Communications, Computers, Intelligence, Surveillance and Reconnaissance (C4ISR) related products and systems provider, Exelis; and (iii) media and Internet company, IAC/InterActiveCorp. While Teradata reported good first quarter 2014 results, management’s guidance for the remainder of the year was disappointing. Our investment thesis was predicated on the company’s customers increasing spending in 2014. Based on Teradata’s new outlook, our investment thesis changed and we exited the position. Exelis missed first quarter 2014 earnings largely due to the timing of revenues as the company maintained its full year guidance. While somewhat disappointing, we believe the upcoming spin-off of Mission Systems should highlight the undervaluation of Exelis’ remaining C4ISR and Information Services businesses. Broad market concerns regarding internet valuations impacted shares of IAC/InterActiveCorp. We sold our shares during the second quarter 2014 for stocks we believe exhibit better risk/reward characteristics.

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CRM Global Opportunity Fund returned 15.57% and 15.30% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 22.95% and 24.05% for the MSCI ACWI Index and the MSCI World Index, respectively6. Stock selection within the consumer discretionary and consumer staples sectors contributed positively to performance over the course of the fiscal year. Leading individual contributors to Fund performance included: (i) U.S. mass media company, CBS Corporation; (ii) U.S. high-performance storage and networking semiconductors developer, LSI Corporation; and (iii) Pentair Ltd. which invents and manufactures products, services, and technologies related to food, water or energy. CBS Corporation outperformed after having successfully negotiated higher retransmission rates in a very public battle with Time Warner Cable at the end of the third quarter 2013. CBS Corporation continued to diversify its revenue stream through non-cyclical, high-margin retransmission/reverse compensation, and over-the-top (OTT) payments. LSI Corporation agreed to be acquired by Avago Technologies in December 2013 for $11.15 per share in cash. During the second quarter 2014 Pentair benefitted from improved investor confidence regarding the company’s 2015 growth plan, which was discussed during the fourth quarter 2013 at both its investor day and 2014 earnings guidance call. Relative underperformance versus the MSCI ACWI Index was primarily due to stock selection within the health care and technology sectors. Individual holdings that detracted from Fund performance during the fiscal year included: (i) Turkey-based real estate investment trust, Emlak Konut GYO AS (“Emlak Konut”); (ii) Philippines-based mall operator, SM Prime Holdings; and (iii) Chinese state-owned telecommunication company, China Mobile. We believe shares of Emlak Konut were weakened by the mid-December Turkish equity market collapse, as investors priced in political risk relating to corruption charges which are geared to harm Prime Minister Erdogan’s standing. Although not directly involved in the corruption charges, Emlak Konut’s core shareholder and one of its main construction partners was called in for questioning. We believe investors’ overreaction to this news has resulted in the company’s shares trading at a discount to hard asset value. Emlak Konut has since outperformed following its strong tender results achieved on revenue sharing projects in the second quarter 2014. In addition, Turkey’s improved political and economic backdrop should be a more conducive environment for strong pre-sales performance for the company. SM Prime Holdings underperformed after succumbing to pressure from market concerns over its ability to secure a bid for the valuable Manila Pasay reclamation project. SM Prime Holdings then outperformed as the market reacted positively to an aggressive five year expansion strategy revealed by the company at its April 2014 shareholders meeting. This plan involves significant expansion of all three of its key business areas, with its profitable mall business continuing to serve as the cornerstone of the company’s strategy. China Mobile underperformed alongside its two national peers following the Chinese government’s announcement of a new tax on telecom carriers. Furthermore, escalating costs of 4G network deployment and handset subsidies caused China Mobile to miss first quarter 2014 earnings. We chose to exit the name, as regulatory headwinds, escalating 4G costs, and OTT messaging substitution implied better risk-reward elsewhere.

CRM International Opportunity Fund returned 11.68% and 11.46% for the Institutional and Investor Share classes, respectively, in the fiscal year, as compared to 21.75% and 23.57% for the MSCI ACWI Index (ex U.S.) and the MSCI EAFE Index, respectively7. The leading contributors to Fund performance during the fiscal year included the following companies: (i) France-based tire company, Michelin; (ii) Ireland-based international food corporation, Kerry Group; and (iii) France-based outdoor advertising company, JCDecaux plc. Michelin surprised the markets with better than expected free cash flow, further deleveraging of its balance sheet, and improved shareholder returns by raising its payout ratio and abolishing its scrip dividend. The company’s leading market position enabled Michelin to raise prices on replacement passenger tires, thus retaining its profit surplus from declining rubber input costs. Market fears of a slowdown in lucrative specialty mining tires and consequent profit margin compression were largely offset by management’s proactive self-help restructuring effort. We believe shares of Kerry Group outperformed during the quarter as a result of its continued execution of its cost savings program. Kerry Group continues to leverage its business model by focusing on high value added solutions for its customers in its ingredients business. The company is in the process of expanding its customer base in local markets, including emerging markets, which we believe is a long-term growth opportunity.

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Kerry Group has shown significant improvement in its Earnings Before Interest and Taxes (EBIT) margin and we anticipate the company to grow EBIT consistently through top-line growth and cost savings. We believe the improving trends in European advertising, where JCDecaux has a large exposure, contributed to the company’s performance. JCDecaux plc had grown its presence in emerging markets through new account wins. Given JCDecaux’s operating leverage in its business model, even a small pick-up in organic growth could have a meaningful impact on operating profit. Underperformance relative to the indices was attributable to stock selection across a number of sectors. Individual holdings that detracted from Fund performance during the fiscal year included: (i) Chinese state-owned telecommunication company, China Mobile; (ii) British multinational banking and financial services company, Barclays plc; and (iii) French energy company, Technip S.A. China Mobile underperformed alongside its two national peers following the Chinese government’s announcement of a new tax on telecom carriers. Furthermore, escalating costs of 4G network deployment and handset subsidies caused China Mobile to miss first quarter 2014 earnings. We chose to exit the name, as regulatory headwinds, escalating 4G costs, and over-the-top messaging substitution implied better risk-reward elsewhere. Shares of Barclays underperformed as the market reacted negatively to potential litigation risks emanating from the investigation launched by the New York Attorney General’s office into Barclays’ dark pool activities. We believe this adds further pressure to the company’s management to accelerate the timetable for restructuring its investment banking business. We believe shares of Technip underperformed due to the downward revision of EBIT margin for the subsea segment of its business.

Sincerely,

Ronald H. McGlynn

Chairman, Cramer Rosenthal McGlynn, LLC

President, CRM Mutual Fund Trust

1Russell 2000 Value Index is the Fund’s benchmark. The Russell 2000 Value Index measures the performance of those companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Index is an unmanaged, capitalization weighted index of 2,000 small cap U.S. companies. It is not possible to invest directly in an index.

2Russell 2500 Value Index is the Fund’s benchmark. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index. It is not possible to invest directly in an index.

3Russell Midcap Value Index is the Fund’s benchmark. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents the performance of the 1,000 largest companies in the U.S. equity market. It is not possible to invest directly in an index.

4Russell 1000 Value Index is the Fund’s benchmark. The Russell 1000 Value Index is an unmanaged index that measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. It is not possible to invest directly in an index.

5Russell 3000 Value Index is the Fund’s benchmark. The Russell 3000 Value Index measures the performance of those companies in the Russell 3000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged, capitalization weighted index of the 3,000 largest U.S. companies which represent approximately 98% of the investable U.S. equity market. It is not possible to invest directly in an index.

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6 MSCI ACWI Index is the Fund’s benchmark. MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indices comprising 23 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates (as of June 2, 2014). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States (as of June 2, 2014). It is not possible to invest directly in an index.

7 MSCI ACWI Index (ex U.S.) is the Fund’s benchmark. MSCI ACWI Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI (ex U.S.) consists of 45 country indices comprising 22 developed and 23 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates (as of June 2, 2014). The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom (as of June 2, 2014). It is not possible to invest directly in an index.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Funds are professionally managed, while the indices are unmanaged and are not available for investment. During the period, certain fees and expenses were waived by the Funds’ service providers. Without these waivers, total returns would have been lower. Additional performance figures for the Funds can be found in the Comparison of Change in Value section of this report.

Investments in small and mid capitalization companies generally are more volatile due to limited product lines, fewer capital resources and less depth of management than larger companies. Value-based investments are subject to the risk that the broad market may not recognize their intrinsic values. Investments in foreign securities, including emerging markets, involve special risks such as greater social, economic, regulatory, and political uncertainties, and currency fluctuation.

This report must be preceded or accompanied by the current prospectus for the Funds. Before investing, you should carefully read the prospectus and consider the investment objectives, risks, changes and expenses of the Funds. Additional copies of the prospectus may be obtained at www.crmfunds.com or at 800-CRM-2883.

Distributed by ALPS Distributors, Inc.

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CRM FUNDS
CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE (Unaudited)
June 30, 2014

The following information compares the performance of the CRM Small Cap Value Fund (“Fund”) with the performance of the Russell 2000 Index and Russell 2000 Value Index. The Russell 2000 Index is an unmanaged, capitalization-weighted index of 2,000 small capitalization U.S. companies. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund includes performance of the Fund’s predecessor, CRM Small Cap Value Fund (a series of WT Mutual Fund), for periods from June 30, 2004 through September 30, 2005. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small Cap Value Fund — Investor Shares vs. Russell 2000 Index and

Russell 2000 Value Index1

Expense Ratio (per prospectus dated 10/28/13): 1.09%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

This line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds
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CRM FUNDS
CRM SMALL CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)
June 30, 2014

CRM Small Cap Value Fund — Institutional Shares vs. Russell 2000 Index and

Russell 2000 Value Index1

Expense Ratio (per prospectus dated 10/28/13): 0.86%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds
10

CRM FUNDS
CRM SMALL/MID CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE (Unaudited)
June 30, 2014

The following information compares the performance of the CRM Small/Mid Cap Value Fund (“Fund”) with the performance of the Russell 2500 Index and Russell 2500 Value Index. The Russell 2500 Value Index is an unmanaged index that measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents the performance of the 3,000 largest U.S. companies. Total return for the Fund includes performance of the Fund’s predecessor, CRM Small/Mid Cap Value Fund (a series of WT Mutual Fund), for periods from September 1, 2004 (commencement of operations) through September 30, 2005. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends, but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because of the Fund’s focus on smaller capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Small/Mid Cap Value Fund — Investor Shares vs. Russell 2500 Index and

Russell 2500 Value Index1

Expense Ratio (per prospectus dated 10/28/13 as supplemented on 7/7/14): 1.09%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on September 1, 2004.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds
11

CRM FUNDS
CRM SMALL/MID CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)
June 30, 2014

CRM Small/Mid Cap Value Fund — Institutional Shares vs. Russell 2500 Index and

Russell 2500 Value Index1

Expense Ratio (per prospectus dated 10/28/13 as supplemented on 7/7/14): 0.88%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on September 1, 2004.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds
12

CRM FUNDS
CRM MID CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE (Unaudited)
June 30, 2014

The following information compares the performance of the CRM Mid Cap Value Fund (“Fund”) with the performance of the Russell Midcap Index and Russell Midcap Value Index. The Russell Midcap Index measures the performance of 800 of the smallest companies in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents the performance of the 3,000 largest U.S. companies. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund includes performance of the Fund’s predecessor, CRM Mid Cap Value Fund (a series of WT Mutual Fund), for periods from June 30, 2004 through September 30, 2005. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus on large capitalization companies, shares of the Fund may be more volatile because the Fund invests in mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Mid Cap Value Fund — Investor Shares vs. Russell Midcap Index and

Russell Midcap Value Index1

Expense Ratio (per prospectus dated 10/28/13 as supplemented on 12/17/13): 1.03%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds
13

CRM FUNDS
CRM MID CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)
June 30, 2014

CRM Mid Cap Value Fund — Institutional Shares vs. Russell Midcap Index and

Russell Midcap Value Index1

Expense Ratio (per prospectus dated 10/28/13 as supplemented on 12/17/13): 0.82%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.

This line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds
14

CRM FUNDS
CRM LARGE CAP OPPORTUNITY FUND
COMPARISON OF CHANGE IN VALUE (Unaudited)
June 30, 2014

The following information compares the performance of the CRM Large Cap Opportunity Fund (“Fund”) with the performance of the Russell 1000 Index and Russell 1000 Value Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents the performance of the 3,000 largest U.S. companies. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Fund may be more volatile because, while the Fund invests in large capitalization companies, the Fund may also invest in mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM Large Cap Opportunity Fund — Investor Shares vs. Russell 1000 Index and

Russell 1000 Value Index1

Expense Ratios (per prospectus dated 10/28/13 as supplemented on 7/7/14) - Gross: 1.32%   Net: 1.16%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on December 1, 2005.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.15% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2014.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds
15

CRM FUNDS
CRM LARGE CAP OPPORTUNITY FUND
COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)
June 30, 2014

CRM Large Cap Opportunity Fund — Institutional Shares vs. Russell 1000 Index and

Russell 1000 Value Index1

Expense Ratios (per prospectus dated 10/28/13 as supplemented on 7/7/14) - Gross: 1.08% Net: 0.91%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on December 1, 2005.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 0.90% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2014.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds
16

CRM FUNDS
CRM ALL CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE (Unaudited)
June 30, 2014

The following information compares the performance of the CRM All Cap Value Fund (“Fund”) with the performance of the Russell 3000 Index and the Russell 3000 Value Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies. The Russell 3000 Value Index measures the performance of those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect the reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Compared to mutual funds that focus exclusively on large capitalization companies, shares of the Fund may be more volatile because, while the Fund may invest in large capitalization companies, the Fund may also invest in small and mid capitalization companies. These companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

CRM All Cap Value Fund — Investor Shares vs. Russell 3000 Index

and Russell 3000 Value Index1

Expense Ratios (per prospectus dated 10/28/13 as supplemented on 12/17/13) - 1.50%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on October 24, 2006.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds
17

CRM FUNDS
CRM ALL CAP VALUE FUND
COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)
June 30, 2014

CRM All Cap Value Fund — Institutional Shares vs. Russell 3000 Index and

Russell 3000 Value Index1

Expense Ratios (per prospectus dated 10/28/13 as supplemented on 12/17/13) - 1.25%

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on October 24, 2006.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds
18

CRM FUNDS
CRM GLOBAL OPPORTUNITY FUND
COMPARISON OF CHANGE IN VALUE (Unaudited)
June 30, 2014

The following information compares the performance of the CRM Global Opportunity Fund (“Fund”) with the performance of the MSCI ACWI Index5 and the MSCI World Index. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Investing in foreign securities involves risks which may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, financial or social instability and other adverse economic or political developments. These risks are generally greater in emerging markets, or to the extent that the Fund invests significantly in one region or country.

CRM Global Opportunity Fund — Investor Shares vs. MSCI ACWI Index and MSCI World

Index1

Expense Ratios (per prospectus dated 10/28/13 as supplemented on 2/14/14) - Gross: 1.68% Net: 1.51%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on December 31, 2008.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.50% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2014.

[5]

Effective July 2013, the primary benchmark for the Fund changed from the MSCI World Index to the MSCI ACWI Index, because the Fund’s adviser believes that the MSCI ACWI Index better reflects the Fund’s investment approach and portfolio composition.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883.

CRM Funds
19

CRM FUNDS
CRM GLOBAL OPPORTUNITY FUND
COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)
June 30, 2014

The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Global Opportunity Fund — Institutional Shares vs. MSCI ACWI Index5 and MSCI

World Index1

Expense Ratios (per prospectus dated 10/28/13 as supplemented on 2/14/14) - Gross: 1.44% Net: 1.26%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Institutional Shares’ inception on December 31, 2008.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.25% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2014.

[5]

Effective July 2013, the primary benchmark for the Fund changed from the MSCI World Index to the MSCI ACWI Index, because the Fund’s adviser believes that the MSCI ACWI Index better reflects the Fund’s investment approach and portfolio composition.

The line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds
20

CRM FUNDS
CRM INTERNATIONAL OPPORTUNITY FUND
COMPARISON OF CHANGE IN VALUE (Unaudited)
June 30, 2014

The following information compares the performance of the CRM International Opportunity Fund (“Fund”) with the performance of the MSCI ACWI Index (ex U.S.)5 and the MSCI EAFE Index. The MSCI ACWI Index (ex U.S.) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. Total return for the Fund assumes reinvestment of dividends and distributions. The index returns reflect reinvestment of dividends but exclude the effect of any expenses, which have been deducted from the Fund’s return. The performance in the below tables and graphs does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemption of Fund shares.

Investing in foreign securities involves risks which may include nationalization or expropriation of assets, illiquid foreign securities markets, confiscatory taxation, foreign withholding taxes, imposition of currency controls or restrictions, and political, financial or social instability and other adverse economic or political developments. These risks are generally greater in emerging markets, or to the extent that the Fund invests significantly in one region or country.

CRM International Opportunity Fund — Investor Shares vs. MSCI ACWI Index (ex U.S.)

and MSCI EAFE Index1

Expense Ratios (per prospectus dated 10/28/13 as supplemented on 2/14/14) - Gross: 2.11% Net: 1.51%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on December 31, 2008.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.50% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2014.

[5]

Effective July 2013, the primary benchmark for the Fund changed from the MSCI EAFE Index to the MSCI ACWI Index (ex U.S.), because the Fund’s investment adviser believes that the MSCI ACWI Index (ex U.S.) better reflects the Fund’s investment approach and portfolio composition.

The line graph for Investor Shares shows values based on an assumed investment of $10,000.

CRM Funds
21

CRM FUNDS
CRM INTERNATIONAL OPPORTUNITY FUND
COMPARISON OF CHANGE IN VALUE (Unaudited) (Concluded)
June 30, 2014

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM International Opportunity Fund — Institutional Shares vs. MSCI ACWI Index

(ex U.S.)5 and MSCI EAFE Index1

Expense Ratios (per prospectus dated 10/28/13 as supplemented on 2/14/14) - Gross: 1.74% Net: 1.26%4

[1]	The Fund is professionally managed, while the indices are unmanaged and are not available for investment.
[2]	Total return would have been lower had certain fees and expenses not been waived and/or reimbursed.
[3]	Return calculated since the Investor Shares’ inception on December 31, 2008.
[4]

The investment adviser has a contractual obligation to waive a portion of its fees and to assume certain expenses of the Fund to the extent that the total annual fund operating expenses, excluding taxes, extraordinary expenses, brokerage commissions, interest and acquired fund fees and expenses, exceed 1.25% of average daily net assets of the share class. The expense limitation is in effect until November 1, 2014.

[5]

Effective July 2013, the primary benchmark for the Fund changed from the MSCI EAFE Index to the MSCI ACWI Index (ex U.S.), because the Fund’s investment adviser believes that the MSCI ACWI Index (ex U.S.) better reflects the Fund’s investment approach and portfolio composition.

This line graph for Institutional Shares shows values based on an assumed investment of $1,000,000.

Performance quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate. Shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than that shown here. Performance data current to the most recent month-end is available by calling (800) CRM-2883. The Fund’s expense ratio may fluctuate over time, and vary from the Fund’s expenses for the period covered by this report.

CRM Funds
22

CRM FUNDS
EXPENSE DISCLOSURE (Unaudited)

DISCLOSURE OF FUND EXPENSES

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of a Fund, you incur ongoing costs, including management fees, shareholder servicing fees and other Fund expenses. A Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your Fund’s expenses in two ways.

•

Actual fund return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

•

Hypothetical 5% return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs that may be levied by other funds, such as sales charges (loads), redemption fees, or exchange fees, if any. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The “Annualized Expense Ratio” reflects the actual expenses for the period indicated.

CRM Funds
23

CRM FUNDS
EXPENSE DISCLOSURE (Unaudited) (Continued)

For the Six Months Ended June 30, 2014

Expense Table

Fund/Class	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Annualized Expense Ratio	Expenses Paid During Period[1]

CRM Small Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,012.90	1.08%	$5.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.44	1.08%	$5.41

CRM Small Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,013.60	0.86%	$4.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.54	0.86%	$4.30

CRM Small/Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,056.00	1.08%	$5.49
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.45	1.08%	$5.40

CRM Small/Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,057.00	0.86%	$4.38
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.54	0.86%	$4.30

CRM Mid Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,046.10	1.03%	$5.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.67	1.03%	$5.17

CRM Mid Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,047.40	0.82%	$4.17
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.72	0.82%	$4.12

CRM Large Cap Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,055.20	1.15%	$5.86
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.09	1.15%	$5.76

CRM Large Cap Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,056.00	0.90%	$4.59
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.33	0.90%	$4.51

CRM All Cap Value Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,037.50	1.50%	$7.60
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.33	1.50%	$7.53

CRM All Cap Value Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,038.00	1.25%	$6.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.58	1.25%	$6.27

CRM Funds
24

CRM FUNDS
EXPENSE DISCLOSURE (Unaudited) (Concluded)

Fund/Class	Beginning Account Value 01/01/14	Ending Account Value 06/30/14	Annualized Expense Ratio	Expenses Paid During Period[1]

CRM Global Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,022.20	1.50%	$7.53
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.35	1.50%	$7.51

CRM Global Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,023.20	1.25%	$6.27
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	1.25%	$6.26

CRM International Opportunity Fund - Investor Shares
Actual Fund Return	$1,000.00	$1,017.90	1.50%	$7.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,017.36	1.50%	$7.50

CRM International Opportunity Fund - Institutional Shares
Actual Fund Return	$1,000.00	$1,018.50	1.25%	$6.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.60	1.25%	$6.26

[1]

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

CRM Funds
25

CRM FUNDS
DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited)

PORTFOLIO HOLDINGS

June 30, 2014

The following tables present a summary of the portfolio holdings of each of the CRM Funds as a percentage of their total investments, excluding short-term investments held as collateral for loaned securities.

CRM Small Cap Value Fund - Sector Allocation
Common Stock
Financials	21.3%
Industrials	20.8
Consumer Discretionary	16.7
Information Technology	10.9
Health Care	10.5
Materials	8.7
Utilities	3.5
Energy	2.1
Consumer Staples	1.1
Short-Term Investments	4.4

100.0%

CRM Mid Cap Value Fund - Sector Allocation
Common Stock
Financials	19.9%
Industrials	19.0
Consumer Discretionary	12.9
Health Care	12.1
Materials	10.2
Information Technology	7.1
Energy	6.8
Utilities	6.6
Exchange-Traded Funds	1.5
Short-Term Investments	3.9

100.0%

CRM Small/Mid Cap Value Fund - Sector Allocation
Common Stock
Consumer Discretionary	19.0%
Industrials	18.9
Financials	17.5
Information Technology	12.6
Materials	9.8
Health Care	8.2
Energy	5.1
Utilities	4.8
Short-Term Investments	4.1

100.0%

CRM Large Cap Opportunity Fund - Sector Allocation
Common Stock
Financials	20.5%
Consumer Discretionary	17.1
Health Care	14.7
Industrials	13.2
Energy	10.2
Consumer Staples	9.3
Information Technology	6.5
Materials	3.7
Utilities	1.0
Short-Term Investments	3.8

100.0%

CRM Funds
26

CRM FUNDS
DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Continued)

CRM All Cap Value Fund - Sector Allocation
Common Stock
Industrials	19.8%
Financials	17.0
Health Care	14.2
Consumer Discretionary	13.8
Information Technology	12.0
Energy	10.5
Materials	7.8
Consumer Staples	3.1
Utilities	1.6
Short-Term Investments	0.2

100.0%

CRM Global Opportunity Fund - Sector Allocation
Common Stock
Consumer Discretionary	22.4%
Financials	20.0
Industrials	10.8
Information Technology	10.0
Materials	9.7
Health Care	9.5
Energy	7.3
Consumer Staples	6.2
Short-Term Investments	4.1

100.0%

CRM Global Opportunity Fund - Country Allocation
Common Stock
United States	52.0%
Ireland	5.2
France	4.9
Germany	4.6
Japan	4.3
Switzerland	4.1
United Kingdom	3.9
Philippines	3.8
South Korea	2.8
Mexico	2.2
Belgium	1.9
Turkey	1.7
Canada	1.6
Netherlands	1.5
Sweden	1.4
Short-Term Investments	4.1

100.0%

CRM Funds
27

CRM FUNDS
DISCLOSURE OF PORTFOLIO HOLDINGS (Unaudited) (Concluded)

CRM International Opportunity Fund - Sector Allocation
Common Stock
Financials	26.9%
Consumer Discretionary	17.6
Health Care	9.3
Industrials	8.2
Information Technology	8.1
Materials	6.8
Energy	5.7
Consumer Staples	5.2
Telecommunication Services	3.7
Preferred Stock
Industrials	0.0
Right	0.0
Short-Term Investments	8.5

100.0%

CRM International Opportunity Fund - Country Allocation
Common Stock
United Kingdom	14.8%
Japan	14.6
Germany	13.2
France	7.2
Canada	5.7
Switzerland	4.7
Philippines	4.1
Belgium	3.8
Sweden	3.5
Mexico	2.9
South Korea	2.5
Italy	2.2
Austria	2.1
Turkey	2.1
Netherlands	1.8
Chile	1.7
Spain	1.4
India	1.2
Thailand	1.0
Singapore	1.0
Preferred Stock
United Kingdom	0.0
Right	0.0
Short-Term Investments	8.5

100.0%

Portfolio holdings are subject to change at any time.

CRM Funds
28

CRM FUNDS
CRM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2014

Shares		Value
Common Stock — 96.2%
Consumer Discretionary — 16.9%
Automobiles & Components — 1.8%
146,133	Drew Industries, Inc.[1]	$7,308,111
275,200	Winnebago Industries, Inc.[1]	6,929,536

		14,237,647

Consumer Durables & Apparel — 3.8%
267,900	Brunswick Corp.	11,286,627
162,550	Ryland Group Inc. The	6,410,972
553,310	Vera Bradley, Inc.[1,2]	12,100,890

		29,798,489

Hotels, Restaurants & Leisure — 7.5%
695,200	Krispy Kreme Doughnuts, Inc.[1]	11,109,296
384,112	Multimedia Games Holding Co. Inc.[1]	11,385,080
1,593,100	Regis Corp.	22,430,848
181,450	Vail Resorts, Inc.	14,004,311

		58,929,535

Retailing — 3.8%
323,864	Children’s Place Retail Stores, Inc. (The)[1]	16,073,370
278,650	DSW, Inc. — Class A	7,785,481
147,900	Vitamin Shoppe, Inc.[1]	6,362,658

		30,221,509

Total Consumer Discretionary		133,187,180

Consumer Staples — 1.1%
103,603	Susser Holdings Corp.[1,2]	8,362,834

Total Consumer Staples		8,362,834

Energy — 2.1%
293,400	Oasis Petroleum, Inc.[1]	16,398,126

Total Energy		16,398,126

Financials — 21.4%
Banks — 14.1%
261,750	Bank of Hawaii Corp.	15,362,108
724,550	Boston Private Financial Holdings, Inc.	9,737,952
619,750	First Midwest Bancorp, Inc.	10,554,342
363,100	Glacier Bancorp, Inc.	10,304,778
294,650	Hancock Holding Co.	10,407,038
1,183,215	Investors Bancorp, Inc.	13,074,526
258,075	UMB Financial Corp.	16,359,374
462,700	Union Bankshares Corp.	11,868,255
440,700	Webster Financial Corp.	13,899,678

		111,568,051

Diversified Financials — 1.6%
212,490	Evercore Partners, Inc. — Class A	12,247,924

Insurance — 2.9%
317,193	Fidelity & Guaranty Life[1]	7,593,600
679,950	Symetra Financial Corp.	15,462,063

		23,055,663

Shares		Value
Financials — (continued)
Real Estate — 2.8%
323,975	Chesapeake Lodging Trust	$9,793,764
345,209	GEO Group, Inc. The	12,334,318

		22,128,082

Total Financials		168,999,720

Health Care — 10.5%
Health Care Equipment & Services — 8.1%
323,900	CONMED Corp.	14,300,185
59,650	Cooper Companies, Inc. (The)	8,084,365
445,200	Premier, Inc. — Class A1	12,910,800
279,450	STERIS Corp.	14,944,986
396,900	VCA Antech, Inc.[1]	13,927,221

		64,167,557

Pharmaceuticals & Biotechnology — 2.4%
789,575	Bruker Corp.[1]	19,162,985

Total Health Care		83,330,542

Industrials — 20.9%
Capital Goods — 10.3%
60,900	Acuity Brands, Inc.	8,419,425
300,471	Barnes Group, Inc.	11,580,152
191,182	CIRCOR International, Inc.	14,745,868
106,700	EnPro Industries, Inc.	7,806,172
424,900	John Bean Technologies Corp.	13,167,651
90,082	Norcraft COS Inc.[1,2]	1,289,073
175,371	RBC Bearings, Inc.[1]	11,232,513
207,827	Watts Water Technologies, Inc.[1]	12,829,161

		81,070,015

Commercial Services & Supplies — 9.5%
154,850	FTI Consulting, Inc.	5,856,427
185,015	G & K Services, Inc. — Class A	9,633,731
824,300	Interface, Inc.	15,529,812
589,300	Kforce, Inc.	12,758,345
298,302	McGrath RentCorp.	10,962,598
299,550	Mobile Mini, Inc.	14,345,450
281,900	Paylocity Corp.[1,3]	6,097,497

		75,183,860

Transportation — 1.1%
454,100	Wesco Aircraft Holdings, Inc.[1]	9,063,836

Total Industrials		165,317,711

Information Technology — 11.0%
Semiconductors & Semiconductor Components — 2.4%
733,537	Fairchild Semiconductor International, Inc.[1]	11,443,177
405,450	Teradyne, Inc.[1,2]	7,946,820

		19,389,997

Software & Services — 5.1%
910,050	Brightcove, Inc.[1]	9,591,927

See accompanying notes.	CRM Funds
29

CRM FUNDS
CRM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2014

Shares		Value
Information Technology — (continued)
Software & Services — (continued)
306,825	Fair Isaac Corp.	$19,563,162
678,200	Sapient Corp.[1]	11,020,750

		40,175,839

Technology Hardware & Equipment — 3.5%
451,900	Ciena Corp.	9,788,154
4,513,000	Quantum Corp.[1]	5,505,860
481,100	Super Micro Computer, Inc.[1]	12,157,397

		27,451,411

Total Information Technology		87,017,247

Materials — 8.8%
374,350	Boise Cascade Co.[1]	10,721,384
367,054	Calgon Carbon Corp.[1]	8,196,316
1,148,100	Ferro Corp.[1]	14,420,136
1,425,700	Headwaters, Inc.[1]	19,802,973
498,522	OM Group, Inc.[1]	16,167,068

Total Materials		69,307,877

Utilities — 3.5%
292,200	NorthWestern Corp.	15,249,919
239,850	Southwest Gas Corp.	12,661,681

Total Utilities		27,911,600

Total Common Stock (Cost $581,284,453)		759,832,837

Short-Term Investments — 4.5%
17,814,410	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.05%[3]	17,814,410
17,508,641	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[3]	17,508,641

Total Short-Term Investments (Cost $35,323,051)		35,323,051

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.7% (Cost $616,607,504)		795,155,888

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 2.3%
Repurchase Agreements — 2.3%
$ 906,080	With Bank of Montreal: at 0.09%, dated 06/30/14, to be repurchased on 07/01/14, repurchase price $906,082 (collateralized by U.S. Treasury Bonds and Notes, par values ranging from $9 - $183,603, coupon rates ranging from 0.00% - 8.875%, 07/31/14 - 11/15/43; total market value $924,202)	$906,080
4,304,555	With Citigroup: at 0.10%, dated 06/30/14, to be repurchased on 07/01/14, repurchase price $4,304,567 (collateralized by Government National Mortgage Association and U.S. Treasury Bills and Notes, par values ranging from $331- $1,355,357, coupon rates ranging from 0.00% - 7.50%, 10/16/14-12/15/54; total market value $4,390,646)	4,304,555
4,304,555	With Deutsche: at 0.15%, dated 06/30/14, to be repurchased on 07/01/14, repurchase price $4,304,573 (collateralized by Federal National Mortgage Association and Government National Mortgage Association, par values ranging from $83 - $2,147,916, coupon rates ranging from 1.70% - 8.00%, 10/15/14 - 06/20/44; total market value $4,390,671)	4,304,555
4,304,555	With HSBC: at 0.07%, dated 06/30/14, to be repurchased on 07/01/14, repurchase price $4,304,563 (collateralized by Federal National Mortgage Association, par values ranging from $1,144,725 - $3,419,784, coupon rates ranging from 3.50% - 4.00%, 06/01/42-06/01/44; total market value $4,390,718)	4,304,555

See accompanying notes.	CRM Funds
30

CRM FUNDS
CRM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Concluded)
June 30, 2014

Principal		Value
Repurchase Agreements — (continued)
$4,304,555	With Mizuho: at 0.12%, dated 06/30/14, to be repurchased on 07/01/14, repurchase price $4,304,569 (collateralized by U.S. Government Agencies and U.S. Treasuries, par values ranging from $3 - $574,000, coupon rates ranging from 0% - 7.25%, 07/16/14 - 03/20/63; total market value $4,390,649)	$4,304,555

Total Repurchase Agreements		18,124,300

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $18,124,300)		18,124,300

Total Investments — 103.0% (Cost $634,731,804)		813,280,188	[4]
Liabilities in Excess of Other Assets — (3.0%)		(23,411,596)

Total Net Assets — 100.0%		$789,868,592

A summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows (see Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities
Common Stock	$759,832,837	$759,832,837	—	—
Short-Term Investments	35,323,051	35,323,051	—	—
Short-Term Investments Held as Collateral for Loaned Securities	18,124,300	—	$18,124,300	—

Total	$813,280,188	$795,155,888	$18,124,300	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	Rate represents an annualized yield at date of measurement.
[4]	At June 30, 2014, the market value of securities on loan for the CRM Small Cap Value Fund was $17,505,197. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds
31

CRM FUNDS
CRM SMALL/MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2014

Shares		Value
Common Stock — 97.2%
Consumer Discretionary — 19.2%
Automobiles & Components — 1.7%
666,000	Cooper Tire & Rubber Co.	$19,980,000

Consumer Durables & Apparel — 5.0%
267,721	PVH Corp.	31,216,269
443,404	Steven Madden Ltd.[1]	15,208,757
310,350	Toll Brothers, Inc.[1]	11,451,915

		57,876,941

Hotels, Restaurants & Leisure — 6.2%
867,100	Burger King Worldwide, Inc.[2]	23,602,462
552,100	Six Flags Entertainment Corp.	23,491,855
315,175	Vail Resorts, Inc.	24,325,207

		71,419,524

Media — 3.2%
355,500	CBS Outdoor Americas, Inc.[2]	11,617,740
653,850	Interpublic Group of Companies, Inc. (The)	12,756,613
143,300	Tribune Co.[1]	12,187,665

		36,562,018

Retailing — 3.1%
542,074	Ann, Inc.[1]	22,300,924
503,750	DSW, Inc. — Class A	14,074,775

		36,375,699

Total Consumer Discretionary		222,214,182

Energy — 5.2%
151,100	Oceaneering International, Inc.	11,805,443
443,400	QEP Resources, Inc.	15,297,300
211,850	SemGroup Corp. — Class A	16,704,373
197,850	Whiting Petroleum Corp.[1]	15,877,462

Total Energy		59,684,578

Financials — 17.8%
Banks — 12.4%
672,600	BankUnited, Inc.	22,518,648
156,300	City National Corp.	11,841,288
1,938,800	First Horizon National Corp.	22,994,168
498,000	Hancock Holding Co.	17,589,360
1,356,500	KeyCorp.	19,438,645
1,888,550	TFS Financial Corp.[1]	26,930,723
1,228,420	Umpqua Holdings Corp.	22,013,287

		143,326,119

Diversified Financials — 3.9%
1,083,900	E*trade Financial Corp.[1]	23,043,714
220,313	Lazard Ltd.	11,359,338
217,200	Raymond James Financial, Inc.	11,018,556

		45,421,608

Insurance — 1.5%
280,650	American Financial Group, Inc.	16,715,514

Total Financials		205,463,241

Shares		Value
Health Care — 8.3%
Health Care Equipment & Services — 2.3%
194,600	Cooper Companies, Inc. (The)	$26,374,138

Pharmaceuticals, Biotechnology & Life Sciences — 6.0%
447,110	Hospira, Inc.[1]	22,968,041
1,208,025	QIAGEN N.V.[1,2]	29,536,211
182,775	Techne Corp.	16,919,482

		69,423,734

Total Health Care		95,797,872

Industrials — 19.2%
Capital Goods — 19.2%
393,350	Crane Co.	29,249,506
1,782,646	Exelis, Inc.	30,269,329
455,350	Generac Holdings, Inc.[1]	22,193,759
422,300	ITT Corp.	20,312,630
204,665	Lincoln Electric Holdings, Inc.	14,301,990
187,185	MSC Industrial Direct Co., Inc. — Class A	17,902,373
241,600	Pall Corp.	20,630,224
201,990	Snap-On, Inc.	23,939,855
324,918	Timken Co. (The)	22,042,437
241,037	WESCO International, Inc.[1]	20,820,776

		221,662,879

Total Industrials		221,662,879

Information Technology — 12.7%
Software & Services — 11.1%
456,800	AOL, Inc.[1]	18,176,072
615,400	Broadridge Financial Solutions, Inc.	25,625,256
167,050	IAC/InterActiveCorp.	11,564,871
1,090,097	Nuance Communications, Inc.[1,2]	20,461,121
620,730	PTC, Inc.[1]	24,084,324
592,950	Verint Systems, Inc.[1]	29,084,197

		128,995,841

Technology Hardware & Equipment — 1.6%
417,890	Avnet, Inc.	18,516,706

Total Information Technology		147,512,547

Materials — 9.9%
170,175	Airgas, Inc.	18,533,759
474,650	Axiall Corp.	22,436,706
301,600	FMC Corp.	21,470,904
901,850	Huntsman Corp.	25,341,985
588,200	RPM International, Inc.	27,163,076

Total Materials		114,946,430

Utilities — 4.9%
567,200	American Water Works Co., Inc.	28,048,040

See accompanying notes.	CRM Funds
32

CRM FUNDS
CRM SMALL/MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2014

Shares		Value
Utilities — (continued)
477,900	MDU Resources Group, Inc.	$16,774,290
298,600	UIL Holdings Corp.	11,558,806

Total Utilities		56,381,136

Total Common Stock (Cost $895,628,321)		1,123,662,865

Short-Term Investments — 4.2%
27,337,582	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.05%[3]	27,337,582
21,232,943	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[3]	21,232,943

Total Short-Term Investments (Cost $48,570,525)		48,570,525

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 101.4% (Cost $944,198,846)		1,172,233,390

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 2.7%
Repurchase Agreements — 2.6%
$1,966,900	With Deutsche: at 0.15%, dated 06/30/14, to be repurchased on 07/01/14, repurchase price $1,966,908 (collateralized by Federal National Mortgage Association and Government National Mortgage Association, par values ranging from $38 - $981,457, coupon rates ranging from 1.70% - 8.00%, 10/15/14 - 06/20/44; total market value $2,006,249)	$1,966,900
7,311,034	With HSBC: at 0.07%, dated 06/30/14, to be repurchased on 07/01/14, repurchase price $7,311,048 (collateralized by Federal National Mortgage Association, par values ranging from $1,944,248 - $5,808,302, coupon rates ranging from 3.50% - 4.00%, 06/01/42 - 06/01/44; total market value $7,457,377)	7,311,034

Principal		Value
Repurchase Agreements — (continued)
$7,311,034	With JP Morgan: at 0.09%, dated 06/30/14, to be repurchased on 07/01/14, repurchase price $7,311,052 (collateralized by Federal National Mortgage Association, par values ranging from $410,804 - $1,104,161, coupon rates ranging from 0.00% - 5.73%, 01/01/23 - 07/01/44; total market value $7,457,312)	$7,311,034
5,883,040	With Merrill Lynch: at 0.10%, dated 06/30/14, to be repurchased on 07/01/14, repurchase price $5,883,056 (collateralized by Federal Home Loan Mortgage Corporation and Federal National Mortgage Association, par values ranging from $113,207 - $592,275, coupon rates ranging from 3.00% - 4.50%, 05/01/56 - 06/01/44; total market value $6,000,701)	5,883,040
7,311,034	With Mizuho: at 0.12%, dated 06/30/14, to be repurchased on 07/01/14, repurchase price $7,311,058 (collateralized by U.S. Government Agencies and U.S. Treasuries, par values ranging from $5 - $974,906, coupon rates ranging from 0.00% - 7.25%, 07/16/14 - 03/20/63; total market value $7,457,259)	7,311,034

Total Repurchase Agreements		29,783,042

Time Deposit — 0.1%
1,000,000	Commonwealth Bank Time Deposit, 0.10%, 07/01/14	1,000,000

Total Time Deposit		1,000,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $30,783,042)		30,783,042

See accompanying notes.	CRM Funds
33

CRM FUNDS
CRM SMALL/MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Concluded)
June 30, 2014

	Value
Total Investments — 104.1% (Cost $974,981,888)	1,203,016,432	[4]
Liabilities in Excess of Other Assets — (4.1%)	(46,849,898)

Total Net Assets — 100.0%	$1,156,166,534

A summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows (see Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities
Common Stock	$1,123,662,865	$1,123,662,865	—	—
Short-Term Investments	48,570,525	48,570,525	—	—
Short-Term Investments Held as Collateral for Loaned Securities	30,783,042	—	$30,783,042	—

Total	$1,203,016,432	$1,172,233,390	$30,783,042	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	Rate represents an annualized yield at date of measurement.
[4]	At June 30, 2014, the market value of securities on loan for the CRM Small/Mid Cap Value Fund was $29,478,132. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds
34

CRM FUNDS
CRM MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2014

Shares		Value
Common Stock — 95.2%
Consumer Discretionary — 13.0%
Automobiles & Components — 1.4%
496,323	Harley-Davidson, Inc.	$34,668,162

Consumer Durables & Apparel — 6.6%
336,586	Mohawk Industries, Inc.[1]	46,563,307
1,688,301	Newell Rubbermaid, Inc.	52,320,448
568,447	PVH Corp.	66,280,920

		165,164,675

Media — 1.1%
1,415,400	Interpublic Group of Companies, Inc. (The)	27,614,454

Retailing — 3.9%
1,208,400	Gap, Inc. (The)	50,233,188
829,050	Macy’s, Inc.	48,101,481

		98,334,669

Total Consumer Discretionary		325,781,960

Energy — 6.9%
1,972,308	Cameco Corp.[2]	38,676,960
321,762	Oceaneering International, Inc.	25,139,265
1,132,050	QEP Resources, Inc.	39,055,725
1,766,800	Weatherford International PLC[1]	40,636,400
364,050	Whiting Petroleum Corp.[1]	29,215,013

Total Energy		172,723,363

Financials — 20.0%
Banks — 7.6%
2,811,150	KeyCorp.	40,283,780
6,611,600	Regions Financial Corp.	70,215,192
2,024,335	SunTrust Banks, Inc.	81,094,860

		191,593,832

Diversified Financials — 5.4%
1,108,550	Invesco Ltd.	41,847,762
238,207	NASDAQ OMX Group, Inc. (The)	9,199,554
459,050	Raymond James Financial, Inc.	23,287,607
919,650	State Street Corp.	61,855,659

		136,190,582

Insurance — 5.9%
1,687,250	Hartford Financial Services Group, Inc.	60,420,422
774,700	Lincoln National Corp.	39,850,568
1,392,400	Unum Group	48,399,824

		148,670,814

Real Estate — 1.1%
792,800	Weyerhaeuser Co.	26,233,752

Total Financials		502,688,980

Health Care — 12.2%
Health Care Equipment & Services — 5.7%
700,050	Cardinal Health, Inc.	47,995,428

Shares		Value
Health Care — (continued)
Health Care Equipment & Services — (continued)
1,127,178	CareFusion Corp.[1]	$49,990,345
632,477	St. Jude Medical, Inc.	43,799,032

		141,784,805

Pharmaceuticals, Biotechnology & Life Sciences — 6.5%
674,759	Agilent Technologies, Inc.	38,758,157
951,644	Hospira, Inc.[1]	48,885,952
255,825	Waters Corp.[1]	26,718,363
1,522,700	Zoetis, Inc.	49,137,529

		163,500,001

Total Health Care		305,284,806

Industrials — 19.1%
Capital Goods — 13.4%
506,200	Crane Co.	37,641,032
496,825	Dover Corp.	45,186,234
990,200	Generac Holdings, Inc.[1]	48,262,348
558,949	ITT Corp.	26,885,447
502,883	MSC Industrial Direct Co., Inc. — Class A	48,095,730
495,800	Pall Corp.	42,336,362
541,065	Pentair PLC	39,021,608
1,282,000	Xylem, Inc.	50,100,560

		337,529,321

Commercial & Professional Services — 4.1%
735,700	Nielsen Holdings N.V.	35,615,237
1,495,600	Tyco International Ltd.	68,199,360

		103,814,597

Transportation — 1.6%
1,399,150	Hertz Global Holdings, Inc.[1]	39,218,174

Total Industrials		480,562,092

Information Technology — 7.1%
Semiconductors & Semiconductor Equipment — 3.0%
694,550	Analog Devices, Inc.	37,554,319
757,100	Microchip Technology, Inc.[2]	36,954,051

		74,508,370

Software & Services — 4.1%
436,525	Citrix Systems, Inc.[1]	27,304,639
362,311	IAC/InterActiveCorp.	25,082,790
1,339,625	PTC, Inc.[1]	51,977,450

		104,364,879

Total Information Technology		178,873,249

Materials — 10.3%
447,500	Airgas, Inc.	48,737,225
1,100,800	Axiall Corp.	52,034,816
1,162,850	Crown Holdings, Inc.[1]	57,863,416
642,900	FMC Corp.	45,768,051
1,938,850	Huntsman Corp.	54,481,685

Total Materials		258,885,193

See accompanying notes.	CRM Funds
35

CRM FUNDS
CRM MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2014

Shares		Value
Utilities — 6.6%
1,060,793	American Water Works Co., Inc.	$52,456,214
1,017,937	NiSource, Inc.	40,045,641
757,151	Northeast Utilities	35,790,528
1,504,415	Questar Corp.	37,309,492

Total Utilities		165,601,875

Total Common Stock (Cost $1,847,232,215)		2,390,401,518

Exchange-Traded Funds — 1.5%
522,500	iShares Russell Mid-Cap Value ETF[2]
Total Exchange-Traded Funds (Cost $37,808,936)		37,938,725

Short-Term Investments — 3.9%
48,390,906	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.05%[3]	48,390,906
49,985,402	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[3]	49,985,402

Total Short-Term Investments (Cost $98,376,308)		98,376,308

Total Investments Before Short-Term Investments Held As Collateral For Loaned Securities — 100.6% (Cost $1,983,417,459)		2,526,716,551

Principal		Value
Short-Term Investments Held As Collateral For Loaned Securities — 3.7%
Repurchase Agreements — 3.5%
$21,646,017	With Citigroup: at 0.10%, dated 06/30/14, to be repurchased on 07/01/14, repurchase price $21,646,077 (collateralized by Government National Mortgage Association and U.S. Treasury Bills and Notes, par values ranging from $1,665 - $6,815,588, coupon rates ranging from 0.00% - 7.50%, 10/16/14 - 12/15/54; total market value $22,078,938)	$21,646,017
21,646,017	With HSBC: at 0.07%, dated 06/30/14, to be repurchased on 07/01/14, repurchase price $21,646,059 (collateralized by Federal National Mortgage Association, par values ranging from $5,756,397 - $17,196,828, coupon rates ranging from 3.50% - 4.00%, 06/01/42 - 06/01/44; total market value $22,079,299)	21,646,017

Principal		Value
Repurchase Agreements — (continued)
$21,646,017	With JP Morgan: at 0.09%, dated 06/30/14, to be repurchased on 07/01/14, repurchase price $21,646,071 (collateralized by Federal National Mortgage Association, par values ranging from $1,216,281 - $3,269,125, coupon rates ranging from 0.00% - 5.73%, 01/01/23 - 07/01/44; total market value $22,079,106)	$21,646,017
21,646,017	With Mizuho: at 0.12%, dated 06/30/14, to be repurchased on 07/01/14, repurchase price $21,646,089 (collateralized by U.S. Government Agencies and U.S. Treasuries, par values ranging from $14 - $2,886,435, coupon rates ranging from 0.00% - 7.25%, 07/16/14 - 03/20/63; total market value $22,078,950)	21,646,017
1,556,457	With RBS: at 0.06%, dated 06/30/14, to be repurchased on 07/01/14, repurchase price $1,556,460 (collateralized by U.S. Treasury Bonds, par values ranging from $1,040 - $367,278, coupon rates ranging from 0.63% - 3.88%, 01/15/25 - 02/15/44; total market value $1,587,597)	1,556,457

Total Repurchase Agreements		88,140,525

Time Deposit — 0.2%
3,000,000	Commonwealth Bank Time Deposit, 0.10%, 07/01/14	3,000,000

Total Time Deposit		3,000,000

Total Short-Term Investments Held As Collateral For Loaned Securities (Cost $91,140,525)		91,140,525

Total Investments — 104.3% (Cost $2,074,557,984)		2,617,857,076	[4]
Liabilities in Excess of Other Assets — (4.3%)		(106,835,083)

Total Net Assets — 100.0%		$2,511,021,993

See accompanying notes.	CRM Funds
36

CRM FUNDS
CRM MID CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Concluded)
June 30, 2014

A summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows (see Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities
Common Stock	$2,390,401,518	$2,390,401,518	—	—
Exchange-Traded Funds	37,938,725	37,938,725	—	—
Short-Term Investments	98,376,308	98,376,308	—	—
Short-Term Investments Held as Collateral for Loaned Securities	91,140,525	—	$91,140,525	—

Total	$2,617,857,076	$2,526,716,551	$91,140,525	—

[1]	Non-income producing security.
[2]	Security partially or fully on loan.
[3]	Rate represents an annualized yield at date of measurement.
[4]	At June 30, 2014, the market value of securities on loan for the CRM Mid Cap Value Fund was $89,081,893. In the event that the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the Fund’s securities lending agent, The Bank of New York Mellon, has agreed to pay the amount of the shortfall to the Fund, or at its discretion, replace the loaned securities.

See accompanying notes.	CRM Funds
37

CRM FUNDS
CRM LARGE CAP OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2014

Shares		Value
Common Stock — 96.9%
Consumer Discretionary — 17.3%
Automobiles & Components — 1.7%
9,900	Harley-Davidson, Inc.	$691,515

Consumer Durables & Apparel — 4.8%
7,000	Mohawk Industries, Inc.[1]	968,380
8,800	PVH Corp.	1,026,080

		1,994,460

Media — 6.6%
31,800	CBS Corp. — Class B	1,976,052
9,100	Viacom, Inc. — Class B	789,243

		2,765,295

Retailing — 4.2%
23,200	Gap, Inc. (The)	964,424
13,500	Macy’s, Inc.	783,270

		1,747,694

Total Consumer Discretionary		7,198,964

Consumer Staples — 9.4%
Food & Drug Retailing — 2.0%
11,200	Walgreen Co.	830,256

Food, Beverage & Tobacco — 3.8%
12,200	Kraft Foods Group, Inc.	731,390
22,050	Mondelez International, Inc. — Class A	829,301

		1,560,691

Household & Personal Products — 1.9%
10,300	Procter & Gamble Co. (The)	809,477

Personal Products — 1.7%
9,600	Estee Lauder Cos., Inc. (The) — Class A	712,896

Total Consumer Staples		3,913,320

Energy — 10.3%
8,100	Anadarko Petroleum Corp.	886,707
32,470	Cameco Corp.	636,737
5,900	EOG Resources, Inc.	689,474
7,450	Hess Corp.	736,731
6,280	Occidental Petroleum Corp.	644,516
29,800	Weatherford International PLC[1,2]	685,400

Total Energy		4,279,565

Financials — 20.6%
Banks — 8.3%
18,200	JPMorgan Chase & Co.	1,048,684
113,800	Regions Financial Corp.	1,208,556
29,900	SunTrust Banks, Inc.	1,197,794

		3,455,034

Diversified Financials — 6.4%
6,575	Ameriprise Financial, Inc.	789,000

Shares		Value
Financials — (continued)
Diversified Financials — (continued)
3,300	Intercontinental Exchange Group, Inc.	$623,370
18,725	State Street Corp.	1,259,443

		2,671,813

Insurance — 5.9%
25,350	Hartford Financial Services Group, Inc.	907,784
12,100	Marsh & McLennan, Inc.	627,022
17,170	MetLife, Inc.	953,965

		2,488,771

Total Financials		8,615,618

Health Care — 14.8%
Health Care Equipment & Services — 2.0%
11,850	St. Jude Medical, Inc.	820,613

Pharmaceuticals & Biotechnology — 12.8%
11,250	Agilent Technologies, Inc.	646,200
7,900	Gilead Sciences, Inc.[1]	654,989
14,790	Hospira, Inc.[1]	759,762
12,700	Johnson & Johnson	1,328,674
38,300	Pfizer, Inc.	1,136,744
25,800	Zoetis, Inc.	832,566

		5,358,935

Total Health Care		6,179,548

Industrials — 13.3%
Capital Goods — 10.5%
13,000	Danaher Corp.	1,023,490
8,100	Dover Corp.	736,695
11,400	Eaton Corp. PLC[2]	879,852
36,300	General Electric Co.	953,964
8,500	Honeywell International, Inc.	790,075

		4,384,076

Commercial Services & Supplies — 2.8%
25,450	Tyco International Ltd.	1,160,520

Total Industrials		5,544,596

Information Technology — 6.5%
Software & Services — 3.1%
1,510	Google, Inc. — Class C1	868,673
7,900	Red Hat, Inc.[1]	436,633

		1,305,306

Technology Hardware & Equipment — 3.4%
10,790	Apple, Inc.	1,002,714
6,800	TE Connectivity Ltd.	420,512

		1,423,226

Total Information Technology		2,728,532

Materials — 3.7%
12,100	Air Products & Chemicals, Inc.	1,556,302

Total Materials		1,556,302

See accompanying notes.	CRM Funds
38

CRM FUNDS
CRM LARGE CAP OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Concluded)
June 30, 2014

Shares		Value
Utilities — 1.0%
9,000	Northeast Utilities	$425,430

Total Utilities		425,430

Total Common Stock (Cost $32,494,673)		40,441,875

Short-Term Investments — 3.8%
766,068	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.05%[3]	766,068
814,340	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[3]	814,340

Total Short-Term Investments (Cost $1,580,408)		1,580,408

Total Investments — 100.7% (Cost $34,075,081)		42,022,283
Liabilities in Excess of Other Assets — (0.7%)		(302,600)

Total Net Assets — 100.0%		$41,719,683

A summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows (see Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities
Common Stock	$40,441,875	$40,441,875	—	—
Short-Term Investments	1,580,408	1,580,408	—	—

Total	$42,022,283	$42,022,283	—	—

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.

See accompanying notes.	CRM Funds
39

CRM FUNDS
CRM ALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
June 30, 2014

Shares		Value
Common Stock — 98.5%
Consumer Discretionary — 13.6%
Automobiles & Components — 1.4%
9,900	Harley-Davidson, Inc.	$691,515

Consumer Durables & Apparel — 3.7%
3,600	Mohawk Industries, Inc.[1]	498,024
11,550	PVH Corp.	1,346,730

		1,844,754

Media — 4.5%
35,800	CBS Corp. — Class B	2,224,612

Retailing — 4.0%
23,950	Gap, Inc. (The)	995,601
16,700	Macy’s, Inc.	968,934

		1,964,535

Total Consumer Discretionary		6,725,416

Consumer Staples — 3.0%
Food, Beverage & Tobacco — 1.6%
20,900	Mondelez International, Inc. — Class A	786,049

Household & Personal Products — 1.4%
9,500	Estee Lauder Cos., Inc. (The) — Class A	705,470

Total Consumer Staples		1,491,519

Energy — 10.4%
39,900	Cameco Corp.	782,439
7,200	EOG Resources, Inc.	841,392
8,550	Hess Corp.	845,510
10,450	Occidental Petroleum Corp.	1,072,483
22,200	QEP Resources, Inc.	765,900
34,700	Weatherford International PLC[1]	798,100

Total Energy		5,105,824

Financials — 16.8%
Banks — 10.1%
69,600	First Horizon National Corp.	825,456
17,400	JPMorgan Chase & Co.	1,002,588
147,500	Regions Financial Corp.	1,566,450
39,400	SunTrust Banks, Inc.	1,578,364

		4,972,858

Diversified Financials — 2.5%
18,200	State Street Corp.	1,224,132

Insurance — 4.2%
30,200	Hartford Financial Services Group, Inc.	1,081,462
18,000	MetLife, Inc.	1,000,080

		2,081,542

Total Financials		8,278,532

Shares		Value
Health Care — 14.0%
Health Care Equipment & Services — 3.5%
20,600	CONMED Corp.	$909,490
15,500	STERIS Corp.	828,940

		1,738,430

Pharmaceuticals, Biotechnology & Life Sciences — 10.5%
19,570	Hospira, Inc.[1]	1,005,311
14,400	Johnson & Johnson	1,506,528
47,200	Pfizer, Inc.	1,400,896
38,288	Zoetis, Inc.	1,235,554

		5,148,289

Total Health Care		6,886,719

Industrials —19.6%
Capital Goods — 15.1%
13,250	Crane Co.	985,270
9,600	Dover Corp.	873,120
14,600	Eaton Corp. PLC[2]	1,126,828
71,370	Exelis, Inc.	1,211,863
27,600	General Electric Co.	725,328
8,100	MSC Industrial Direct Co., Inc. — Class A	774,684
10,250	Pall Corp.	875,247
12,240	Pentair PLC	882,749

		7,455,089

Commercial & Professional Services — 4.5%
41,100	Interface, Inc.	774,324
30,900	Tyco International Ltd.	1,409,040

		2,183,364

Total Industrials		9,638,453

Information Technology — 11.9%
Software & Services — 9.5%
25,350	Broadridge Financial Solutions, Inc.	1,055,574
2,125	Google, Inc. — Class A1	1,242,424
7,100	IAC/InterActiveCorp.	491,533
26,200	PTC, Inc.[1]	1,016,560
17,700	Verint Systems, Inc.[1]	868,185

		4,674,276

Technology Hardware & Equipment — 2.4%
12,600	Apple, Inc.	1,170,918

Total Information Technology		5,845,194

See accompanying notes.	CRM Funds
40

CRM FUNDS
CRM ALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Concluded)
June 30, 2014

Shares		Value
Materials — 7.6%
13,900	Air Products & Chemicals, Inc.	$1,787,818
12,900	FMC Corp.	918,351
38,000	Huntsman Corp.	1,067,800

Total Materials		3,773,969

Utilities — 1.6%
16,200	American Water Works Co., Inc.	801,090

Total Utilities		801,090

Total Common Stock (Cost $38,062,279)		48,546,716

Short-Term Investments — 0.2%
22,155	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.05%[3]	22,155
95,413	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[3]	95,413

Total Short-Term Investments (Cost $117,568)		117,568

Total Investments — 98.7% (Cost $38,179,847)		48,664,284
Other Assets in Excess of Liabilities — 1.3%		616,978

Total Net Assets — 100.0%		$49,281,262

A summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows (see Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities
Common Stock	$48,546,716	$48,546,716	—	—
Short-Term Investments	117,568	117,568	—	—

Total	$48,664,284	$48,664,284	—	—

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.

See accompanying notes.	CRM Funds
41

CRM FUNDS
CRM GLOBAL OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2014

Shares		Value
Common Stock — 94.9%
Belgium — 1.9%
2,025	KBC Groep N.V.	$110,220

Total Belgium		110,220

Canada — 1.6%
4,600	Cameco Corp.	90,206

Total Canada		90,206

France — 4.9%
600	Cie Generale des Etablissements Michelin	71,691
525	LVMH Moet Hennessy Louis Vuitton SA	101,219
1,025	Sanofi	108,886

Total France		281,796

Germany — 4.6%
1,050	Adidas AG	106,351
1,000	KUKA AG	60,550
450	Linde AG	95,694

Total Germany		262,595

Ireland — 5.2%
1,475	Eaton Corp. PLC[2]	113,841
1,010	Pentair PLC	72,841
4,800	Weatherford International PLC[1,2]	110,400

Total Ireland		297,082

Japan — 4.2%
16,000	Hitachi Ltd.	117,191
19,000	Isuzu Motors Ltd.	125,660

Total Japan		242,851

Mexico — 2.2%
65,100	Compartamos SAB de CV	125,749

Total Mexico		125,749

Netherlands — 1.5%
1,200	Koninklijke DSM N.V.	87,400

Total Netherlands		87,400

Philippines — 3.8%
56,800	Metropolitan Bank & Trust Co.	113,730
283,100	SM Prime Holdings, Inc.	102,863

Total Philippines		216,593

South Korea — 2.8%
700	Hyundai Motor Co.	158,776

Total South Korea		158,776

Sweden — 1.3%
5,670	Sandvik AB	77,478

Total Sweden		77,478

Switzerland — 4.1%
1,075	Nestle SA	83,280

Shares		Value
Switzerland — (continued)
3,300	Tyco International Ltd.	$150,480

Total Switzerland		233,760

Turkey — 1.6%
74,900	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	94,040

Total Turkey		94,040

United Kingdom — 3.8%
36,900	Barclays PLC[2]	134,384
3,850	Oxford Instruments PLC[2]	85,655

Total United Kingdom		220,039

United States — 51.4%
1,475	Air Products & Chemicals, Inc.	189,714
1,000	Analog Devices, Inc.	54,070
3,400	Burger King Worldwide, Inc.	92,548
2,800	CBS Corp. — Class B	173,992
3,050	Cooper Tire & Rubber Co.	91,500
1,125	Estee Lauder Companies, Inc. (The) — Class A	83,542
8,275	Exelis, Inc.	140,510
1,050	FMC Corp.	74,750
1,850	Gap, Inc. (The)	76,904
200	Google, Inc. — Class A1	116,934
3,050	Hartford Financial Services Group, Inc.	109,220
1,000	Hess Corp.	98,890
3,700	Huntsman Corp.	103,970
1,950	Johnson & Johnson	204,009
1,900	Mondelez International, Inc. — Class A	71,459
1,125	Occidental Petroleum Corp.	115,459
3,850	Pfizer, Inc.	114,268
1,450	Procter & Gamble Co. (The)	113,956
2,300	PTC, Inc.[1]	89,240
1,125	PVH Corp.	131,175
12,750	Regions Financial Corp.	135,405
2,925	SunTrust Banks, Inc.	117,176
2,700	Unum Group	93,852
1,900	Vail Resorts, Inc.	146,642
2,200	Verint Systems, Inc.[1]	107,910
3,400	Zoetis, Inc.	109,718

Total United States		2,956,813

Total Common Stock (Cost $4,804,585)		5,455,398

Short-Term Investments — 4.1%
23,125	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.05%[3]	23,125

See accompanying notes.	CRM Funds
42

CRM FUNDS
CRM GLOBAL OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Concluded)
June 30, 2014

Shares		Value
Short-Term Investments — (continued)
212,046	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[3]	$212,046

Total Short-Term Investments (Cost $235,171)		235,171

Total Investments — 99.0% (Cost $5,039,756)		5,690,569
Other Assets in Excess of Liabilities — 1.0%		55,532

Total Net Assets — 100.0%		$5,746,101

A summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows (see Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities
Common Stock
Belgium	$ 110,220	110,220	—	—
Canada	$ 90,206	$90,206	—	—
France	281,796	281,796	—	—
Germany	262,595	262,595	—	—
Ireland	297,082	297,082	—	—
Japan	242,851	242,851	—	—
Mexico	125,749	125,749	—	—
Netherlands	87,400	87,400	—	—
Philippines	216,593	216,593	—	—
South Korea	158,776	158,776	—	—
Sweden	77,478	77,478	—	—
Switzerland	233,760	233,760	—	—
Turkey	94,040	94,040	—	—
United Kingdom	220,039	220,039	—	—
United States	2,956,813	2,956,813	—	—
Short-Term Investments	235,171	235,171	—	—

Total	$5,690,569	$5,690,569	—	—

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed not to have occurred at June 30, 2014 and therefore the Fund did not utilize the external pricing service model adjustments. As a result, securities held at the beginning of the period that were still held by the Fund were transferred from Level 2 into Level 1 with a beginning of period value of $670,589.

[1]	Non-income producing security.
[2]	PLC — Public Limited Company.
[3]	Rate represents an annualized yield at date of measurement.

See accompanying notes.	CRM Funds
43

CRM FUNDS
CRM INTERNATIONAL OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
June 30, 2014

Shares		Value
Common Stock — 94.5%
Austria — 2.2%
15,000	Erste Group Bank AG	$485,143

Total Austria		485,143

Belgium — 3.9%
9,120	KBC Groep N.V.	496,399
2,100	Solvay SA	361,454

Total Belgium		857,853

Canada — 5.9%
17,150	Cameco Corp.	336,312
16,350	Cenovus Energy, Inc.	530,009
15,600	Pason Systems, Inc.	438,592

Total Canada		1,304,913

Chile — 1.7%
41,500	Saci Falabella	375,966

Total Chile		375,966

France — 7.5%
4,500	BioMerieux	484,938
1,700	Cie Generale des Etablissements Michelin	203,125
2,350	LVMH Moet Hennessy Louis Vuitton SA	453,074
4,825	Sanofi	512,561

Total France		1,653,698

Germany — 13.6%
5,525	Adidas AG	559,612
27,000	Deutsche Telekom AG	473,230
7,200	Fresenius Medical Care AG & Co KGAA	483,977
3,800	KUKA AG	230,092
1,975	Linde AG	419,988
11,320	Talanx AG	396,812
1,725	Volkswagen AG	453,040

Total Germany		3,016,751

India — 1.2%
5,100	Infosys Technologies Ltd., ADR[2]	274,227

Total India		274,227

Italy — 2.3%
27,300	Ansaldo STS SpA	291,579
8,600	Azimut Holding SpA	221,624

Total Italy		513,203

Japan — 15.1%
12,500	Bridgestone Corp.	437,417
5,300	Disco Corp.	355,757
62,000	Hitachi, Ltd.	454,114
87,300	Isuzu Motors Ltd.	577,375
21,300	NTT Docomo, Inc.	364,164
5,700	Shin-Etsu Chemical Co. Ltd.	346,484
13,000	Tokio Marine Holdings, Inc.	427,580

Shares		Value
Japan — (continued)
6,300	Unicharm Corp.	$375,432

Total Japan		3,338,323

Mexico — 3.0%
340,993	Compartamos SAB de CV	658,672

Total Mexico		658,672

Netherlands — 1.9%
5,700	Koninklijke DSM N.V.	415,149

Total Netherlands		415,149

Philippines — 4.2%
225,210	Metropolitan Bank & Trust Co.	450,936
1,340,900	SM Prime Holdings, Inc.	487,209

Total Philippines		938,145

Singapore — 1.0%
17,000	DBS Group Holdings Ltd.	228,367

Total Singapore		228,367

South Korea — 2.6%
2,525	Hyundai Motor Co.	572,729

Total South Korea		572,729

Spain — 1.5%
52,400	CaixaBank SA	323,383

Total Spain		323,383

Sweden — 3.6%
27,750	Sandvik AB	379,190
30,000	Volvo AB	413,302

Total Sweden		792,492

Switzerland — 4.9%
5,700	Nestle SA	441,576
2,125	Roche Holding AG	633,810

Total Switzerland		1,075,386

Thailand — 1.0%
36,600	Kasikornbank PCL[3]	230,054

Total Thailand		230,054

Turkey — 2.1%
372,650	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	467,879

Total Turkey		467,879

United Kingdom — 15.3%
34,400	Aberdeen Asset Management PLC[3]	267,219
173,350	Barclays PLC[3]	631,313
82,800	Direct Line Insurance Group PLC[3]	382,315
130,100	ITV PLC[3]	396,766
17,700	Oxford Instruments PLC[3]	393,791
30,485	Rolls-Royce Holdings PLC[3]	557,716
6,600	SABMiller PLC[3]	382,681

See accompanying notes.	CRM Funds
44

CRM FUNDS
CRM INTERNATIONAL OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS (Concluded)
June 30, 2014

Shares		Value
United Kingdom — (continued)
58,200	Sage Group PLC (The)[3]	$382,575

Total United Kingdom		3,394,376

Total Common Stock (Cost $18,976,412)		20,916,709

Preferred Stock — 0.0%
United Kingdom — 0.0%
5,049,790	Rolls-Royce Holdings PLC[3]
(Cost $8,496)		8,642

Total United Kingdom		8,642

Right — 0.0%
602	CaixaBank SA
(Cost $3,634)		3,717

Short-Term Investments — 8.8%
986,964	Blackrock Liquidity Funds TempCash Portfolio — Institutional Series, 0.05%[4]	986,964
961,668	Blackrock Liquidity Funds TempFund Portfolio — Institutional Series, 0.03%[4]	961,668

Total Short-Term Investments (Cost $1,948,632)		1,948,632

Total Investments — 103.3% (Cost $20,937,174)		22,877,700
Liabilities in Excess of Other Assets — (3.3%)		(735,644)

Total Net Assets — 100.0%		$22,142,056

A summary of inputs used to value the Fund’s investments as of June 30, 2014 is as follows (See Note 2 in Notes to Financial Statements):

	Investments in Securities (Value)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs

Investments in Securities
Common Stock
Austria	$485,143	$485,143	—	—
Belgium	857,853	857,853	—	—
Canada	1,304,913	1,304,913	—	—
Chile	375,966	375,966
France	1,653,698	1,653,698	—	—
Germany	3,016,751	3,016,751	—	—
India	274,227	274,227	—	—
Italy	513,203	513,203	—	—
Japan	3,338,323	3,338,323	—	—
Mexico	658,672	658,672	—	—
Netherlands	415,149	415,149	—	—
Philippines	938,145	938,145	—	—
Singapore	228,367	228,367	—	—
South Korea	572,729	572,729	—	—
Spain	323,383	323,383	—	—
Sweden	792,492	792,492	—	—
Switzerland	1,075,386	1,075,386	—	—
Thailand	230,054	230,054	—	—
Turkey	467,879	467,879	—	—
United Kingdom	3,394,376	3,394,376	—	—
Rights	3,717	—	3,717	—
Preferred Stock	8,642	—	8,642	—
Short-Term Investments	1,948,632	1,948,632	—	—

Total	$22,877,700	$22,865,341	$12,359	—

Certain foreign securities are fair valued by utilizing an external pricing service in the event of any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the hierarchy. Significant market movements were deemed not to have occurred at June 30, 2014 and therefore the Fund did not utilize the external pricing service model adjustments. As a result, securities held at the beginning of the period that were still held by the Fund were transferred from Level 2 into Level 1 with a beginning of period value of $6,275,535.

[2]	ADR — American Depository Receipt.
[3]	PLC — Public Limited Company.
[4]	Rate represents an annualized yield at date of measurement.

See accompanying notes.	CRM Funds
45

CRM FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2014

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
ASSETS:
Investments
Investments, at cost	$634,731,804	$974,981,888	$2,074,557,984	$34,075,081
Net unrealized appreciation	178,548,384	228,034,544	543,299,092	7,947,202

Total investments, at value[1]	813,280,188	1,203,016,432	2,617,857,076	42,022,283
Receivable for fund shares sold	177,256	950,229	983,046	—
Receivable for securities sold	2,698,471	13,143,899	—	204,968
Dividends and interest receivable	413,146	1,409,546	2,214,079	59,220
Other assets	20,063	45,085	83,029	3,882

Total assets	816,589,124	1,218,565,191	2,621,137,230	42,290,353

LIABILITIES:
Obligation to return securities lending collateral	18,124,300	30,783,042	91,140,525	—
Payable for fund shares redeemed	1,990,197	27,534,859	4,135,838	916
Payable for securities purchased	6,008,208	3,171,000	12,831,421	534,805
Accrued advisory fee	475,980	713,154	1,460,775	12,952
Audit and tax fees	5,825	5,825	5,825	5,825
Other accrued expenses	116,022	190,777	540,853	16,172

Total liabilities	26,720,532	62,398,657	110,115,237	570,670

NET ASSETS	$789,868,592	$1,156,166,534	$2,511,021,993	$41,719,683

COMPONENTS OF NET ASSETS
Paid-in-capital	$555,107,534	$805,988,523	$1,599,385,848	$27,269,858
Undistributed net investment income	2,823,652	2,940,986	5,492,051	118,237
Accumulated net realized gain on investments	53,389,022	119,202,481	362,845,002	6,384,386
Net unrealized appreciation of investments	178,548,384	228,034,544	543,299,092	7,947,202

NET ASSETS	$789,868,592	$1,156,166,534	$2,511,021,993	$41,719,683

NET ASSETS BY SHARE CLASS
Investor Shares	$81,947,620	$274,987,722	$654,430,874	$15,858,401
Institutional Shares	707,920,972	881,178,812	1,856,591,119	25,861,282

NET ASSETS	$789,868,592	$1,156,166,534	$2,511,021,993	$41,719,683

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($0.01 par value, unlimited authorized shares)
Investor Shares	3,481,458	14,740,063	18,376,664	1,296,811
Institutional Shares	27,898,609	46,556,016	51,191,157	2,110,932
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$23.54	$18.66	$35.61	$12.23
Institutional Shares	$25.37	$18.93	$36.27	$12.25

[1] Includes securities loaned of:	$17,505,197	$29,478,132	$89,081,893	$—

See accompanying notes.	CRM Funds
46

CRM FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2014

	CRM All Cap Value Fund	CRM Global Opportunity Fund	CRM International Opportunity Fund
ASSETS:
Investments
Investments, at cost	$38,179,847	$5,039,756	$20,937,174
Net unrealized appreciation	10,484,437	650,813	1,940,526

Total investments, at value	48,664,284	5,690,569	22,877,700
Currencies
Foreign currencies, at cost	—	24,786	48,998
Net unrealized appreciation (depreciation)	—	379	(430)

Total foreign currencies, at value	—	25,165	48,568
Receivable for fund shares sold	26,962	—	—
Receivable for securities sold	603,028	40,911	227,594
Receivable from Adviser	—	7,787	4,583
Dividends and interest receivable	83,702	28,588	59,639
Other assets	7,186	7,037	8,002

Total assets	49,385,162	5,800,057	23,226,086

LIABILITIES:
Payable for fund shares redeemed	35,362	—	—
Payable for securities purchased	—	16,643	1,040,940
Accrued advisory fee	40,495	—	—
Audit and tax fees	5,825	17,110	17,110
Other accrued expenses	22,218	20,203	25,980

Total liabilities	103,900	53,956	1,084,030

NET ASSETS	$49,281,262	$5,746,101	$22,142,056

COMPONENTS OF NET ASSETS
Paid-in-capital	$31,187,251	$5,776,298	$19,040,119
Undistributed net investment income	110,730	22,358	30,388
Accumulated net realized gain (loss) on investments	7,498,844	(704,282)	1,130,445
Net unrealized appreciation of investments and foreign currency	10,484,437	651,727	1,941,104

NET ASSETS	$49,281,262	$5,746,101	$22,142,056

NET ASSETS BY SHARE CLASS
Investor Shares	$41,279,448	$2,511,619	$8,954,857
Institutional Shares	8,001,814	3,234,482	13,187,199

NET ASSETS	$49,281,262	$5,746,101	$22,142,056

SHARES OF BENEFICIAL INTEREST OUTSTANDING
($ 0.01 par value, unlimited authorized shares)
Investor Shares	3,177,777	147,563	584,698
Institutional Shares	610,655	187,953	857,133
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE PER SHARE)
Investor Shares	$12.99	$17.02	$15.32
Institutional Shares	$13.10	$17.21	$15.39

See accompanying notes.	CRM Funds
47

CRM FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2014

	CRM Small Cap Value Fund	CRM Small/Mid Cap Value Fund	CRM Mid Cap Value Fund	CRM Large Cap Opportunity Fund
INVESTMENT INCOME
Dividends	$10,417,646	$14,587,794	$38,201,254	$822,890
Securities lending income	305,548	109,408	61,960	—
Foreign tax withheld	—	—	(271,691)	(4,294)

Total investment income	10,723,194	14,697,202	37,991,523	818,596

EXPENSES
Investment advisory fees	5,810,312	8,174,104	19,394,437	364,885
Administration and accounting fees	155,925	220,289	551,646	10,477
Custody fees	46,581	63,705	134,415	10,558
Transfer Agent fees	281,783	430,461	1,147,123	45,294
Shareholder reports	19,053	52,913	162,308	1,129
Shareholder services - Investor Shares	244,126	636,437	1,918,506	43,615
Trustee fees and expenses	51,458	70,901	187,850	3,379
Insurance fees	30,517	39,024	124,626	2,422
Compliance services	12,072	17,165	42,866	755
Registration fees	42,433	48,612	52,391	41,544
Audit and tax fees	39,025	39,025	39,025	39,025
Legal fees	8,812	12,774	29,661	576
Miscellaneous	66,033	85,920	214,410	13,891

Total expenses	6,808,130	9,891,330	23,999,264	577,550
Expenses waived/reimbursed	—	—	—	(96,074)

Net expenses	6,808,130	9,891,330	23,999,264	481,476

NET INVESTMENT INCOME	3,915,064	4,805,872	13,992,259	337,120

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	94,188,786	174,559,734	542,449,124	9,837,173
Net change in unrealized appreciation (depreciation) on:
Investments	54,156,149	63,264,121	24,398,117	(80,884)

Net realized and unrealized gain on investments	148,344,935	237,823,855	566,847,241	9,756,289

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$152,259,999	$242,629,727	$580,839,500	$10,093,409

See accompanying notes.	CRM Funds
48

CRM FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2014

	CRM All Cap Value Fund	CRM Global Opportunity Fund	CRM International Opportunity Fund
INVESTMENT INCOME
Dividends	$1,130,172	$369,198	$798,834
Foreign tax withheld	(6,287)	(12,256)	(73,335)

Total investment income	1,123,885	356,942	725,499

EXPENSES
Investment advisory fees	657,089	204,535	399,448
Administration and accounting fees	14,586	5,788	12,164
Custody fees	8,450	31,180	29,685
Transfer Agent fees	42,924	48,250	42,262
Shareholder reports	2,481	—	292
Shareholder services - Investor Shares	101,550	5,876	22,844
Trustee fees and expenses	4,673	1,892	3,121
Insurance fees	2,768	1,874	1,509
Compliance services	1,101	347	693
Registration fees	36,575	33,955	33,854
Audit and tax fees	39,025	47,530	47,530
Legal fees	810	273	668
Miscellaneous	15,602	30,139	42,244

Total expenses	927,634	411,639	636,314
Expenses waived/reimbursed	—	(121,686)	(58,681)

Net expenses	927,634	289,953	577,633

NET INVESTMENT INCOME	196,251	66,989	147,866

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	9,966,489	6,650,370	1,970,768
Foreign currency transactions	—	(49,824)	(117,465)
Net change in unrealized appreciation (depreciation) on:
Investments and foreign currency	2,377,090	(2,643,709)	2,825,391

Net realized and unrealized gain on investments and foreign currency	12,343,579	3,956,837	4,678,694

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,539,830	$4,023,826	$4,826,560

See accompanying notes.	CRM Funds
49

CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small Cap Value Fund
	Year Ended June 30, 2014	Year Ended June 30, 2013
NET ASSETS - BEGINNING OF YEAR	$738,186,133	$726,837,161

OPERATIONS
Net investment income	3,915,064	8,029,195
Net realized gain from investments	94,188,786	78,137,339
Net change in unrealized appreciation (depreciation) on investments	54,156,149	75,471,582

Net increase in net assets resulting from operations	152,259,999	161,638,116

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(201,453)	(1,744,315)
Net investment income - Institutional Shares	(2,463,608)	(11,819,550)
Net realized gains on investments - Investor Shares	(13,196,288)	—
Net realized gains on investments - Institutional Shares	(72,910,909)	—

Total distributions to shareholders	(88,772,258)	(13,563,865)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	3,602,741	8,855,353
Sale of shares - Institutional Shares	94,692,396	93,390,042
Reinvestment of distributions - Investor Shares	13,071,567	1,659,624
Reinvestment of distributions - Institutional Shares	72,370,193	11,212,740
Redemption of shares - Investor Shares	(46,637,413)	(27,956,212)
Redemption of shares - Institutional Shares	(148,904,766)	(223,886,826)

Net decrease from capital share transactions	(11,805,282)	(136,725,279)

Total increase in net assets	51,682,459	11,348,972

NET ASSETS - END OF YEAR	$789,868,592	$738,186,133

Undistributed net investment income	$2,823,652	$1,573,649

See accompanying notes.	CRM Funds
50

CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	CRM Small/Mid Cap Value Fund
	Year Ended	Year Ended
	June 30, 2014	June 30, 2013
NET ASSETS - BEGINNING OF YEAR	$966,179,271	$799,125,125

OPERATIONS
Net investment income	4,805,872	4,484,014
Net realized gain from investments	174,559,734	98,344,248
Net change in unrealized appreciation (depreciation) on investments	63,264,121	80,434,573

Net increase in net assets resulting from operations	242,629,727	183,262,835

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(207,450)	(1,166,549)
Net investment income - Institutional Shares	(2,375,498)	(5,133,463)
Net realized gains on investments - Investor Shares	(29,746,259)	(2,704,419)
Net realized gains on investments - Institutional Shares	(96,801,340)	(8,933,344)

Total distributions to shareholders	(129,130,547)	(17,937,775)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	85,284,955	89,205,247
Sale of shares - Institutional Shares	183,034,982	108,409,435
Reinvestment of distributions - Investor Shares	29,850,718	3,859,763
Reinvestment of distributions - Institutional Shares	97,714,157	13,656,723
Redemption of shares - Investor Shares	(112,357,884)	(68,820,934)
Redemption of shares - Institutional Shares	(207,038,845)	(144,581,148)

Net increase from capital share transactions	76,488,083	1,729,086

Total increase in net assets	189,987,263	167,054,146

NET ASSETS - END OF YEAR	$1,156,166,534	$966,179,271

Undistributed net investment income	$2,940,986	$757,342

See accompanying notes.	CRM Funds
51

CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	CRM Mid Cap Value Fund
	Year Ended	Year Ended
	June 30, 2014	June 30, 2013
NET ASSETS - BEGINNING OF YEAR	$2,879,011,404	$3,240,274,120

OPERATIONS
Net investment income	13,992,259	28,768,246
Net realized gain from investments	542,449,124	468,362,727
Net change in unrealized appreciation (depreciation) on investments	24,398,117	147,882,757

Net increase in net assets resulting from operations	580,839,500	645,013,730

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(3,787,974)	(8,833,022)
Net investment income - Institutional Shares	(13,816,018)	(27,318,949)
Net realized gains on investments - Investor Shares	(122,347,495)	—
Net realized gains on investments - Institutional Shares	(302,902,498)	—

Total distributions to shareholders	(442,853,985)	(36,151,971)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	79,808,543	112,453,560
Sale of shares - Institutional Shares	278,280,806	478,949,690
Reinvestment of distributions - Investor Shares	125,896,925	8,792,570
Reinvestment of distributions - Institutional Shares	285,469,830	23,153,302
Redemption of shares - Investor Shares	(431,195,619)	(521,096,127)
Redemption of shares - Institutional Shares	(844,235,411)	(1,072,377,470)

Net decrease from capital share transactions	(505,974,926)	(970,124,475)

Total decrease in net assets	(367,989,411)	(361,262,716)

NET ASSETS - END OF YEAR	$2,511,021,993	$2,879,011,404

Undistributed net investment income	$5,492,051	$9,103,784

See accompanying notes.	CRM Funds
52

CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	CRM Large Cap Opportunity Fund
	Year Ended	Year Ended
	June 30, 2014	June 30, 2013
NET ASSETS - BEGINNING OF YEAR	$63,729,254	$43,341,153

OPERATIONS
Net investment income	337,120	574,408
Net realized gain from investments	9,837,173	6,479,473
Net change in unrealized appreciation (depreciation) on investments	(80,884)	2,887,579

Net increase in net assets resulting from operations	10,093,409	9,941,460

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(159,559)	(158,721)
Net investment income - Institutional Shares	(345,256)	(371,577)
Net realized gains on investments - Investor Shares	(2,429,160)	(851,352)
Net realized gains on investments - Institutional Shares	(4,041,524)	(1,553,015)

Total distributions to shareholders	(6,975,499)	(2,934,665)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	580,231	3,654,643
Sale of shares - Institutional Shares	4,313,814	15,727,713
Reinvestment of distributions - Investor Shares	2,586,887	1,008,849
Reinvestment of distributions - Institutional Shares	3,887,948	1,853,329
Redemption of shares - Investor Shares	(9,059,754)	(5,527,966)
Redemption of shares - Institutional Shares	(27,436,607)	(3,335,262)

Net increase (decrease) from capital share transactions	(25,127,481)	13,381,306

Total increase (decrease) in net assets	(22,009,571)	20,388,101

NET ASSETS - END OF YEAR	$41,719,683	$63,729,254

Undistributed net investment income	$118,237	$285,932

See accompanying notes.	CRM Funds
53

CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	CRM All Cap Value Fund
	Year Ended	Year Ended
	June 30, 2014	June 30, 2013
NET ASSETS - BEGINNING OF YEAR	$72,674,807	$50,419,730

OPERATIONS
Net investment income	196,251	660,437
Net realized gain from investments	9,966,489	6,739,093
Net change in unrealized appreciation (depreciation) on investments	2,377,090	4,443,271

Net increase in net assets resulting from operations	12,539,830	11,842,801

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(99,249)	(254,848)
Net investment income - Institutional Shares	(126,926)	(341,098)
Net realized gains on investments - Investor Shares	(3,459,929)	(81,804)
Net realized gains on investments - Institutional Shares	(2,332,793)	(87,779)

Total distributions to shareholders	(6,018,897)	(765,529)

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	6,517,463	13,943,397
Sale of shares - Institutional Shares	391,081	4,723,989
Reinvestment of distributions - Investor Shares	3,370,002	320,514
Reinvestment of distributions - Institutional Shares	2,440,908	349,063
Redemption of shares - Investor Shares	(9,890,185)	(6,349,886)
Redemption of shares - Institutional Shares	(32,743,747)	(1,809,272)

Net increase (decrease) from capital share transactions	(29,914,478)	11,177,805

Total increase (decrease) in net assets	(23,393,545)	22,255,077

NET ASSETS - END OF YEAR	$49,281,262	$72,674,807

Undistributed net investment income	$110,730	$132,086

See accompanying notes.	CRM Funds
54

CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	CRM Global
	Opportunity Fund
	Year Ended	Year Ended
	June 30, 2014	June 30, 2013
NET ASSETS - BEGINNING OF YEAR	$39,378,280	$56,979,504

OPERATIONS
Net investment income	66,989	424,178
Net realized gain from investments and foreign currency	6,600,546	6,991,933
Net change in unrealized appreciation (depreciation) on investments and foreign currency	(2,643,709)	1,141,922

Net increase in net assets resulting from operations	4,023,826	8,558,033

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(23,030)	—
Net investment income - Institutional Shares	(311,150)	—

Total distributions to shareholders	(334,180)	—

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	144,229	143,902
Sale of shares - Institutional Shares	478,740	1,616,247
Reinvestment of distributions - Investor Shares	22,391	—
Reinvestment of distributions - Institutional Shares	13,109	—
Redemption of shares - Investor Shares	(182,646)	(218,669)
Redemption of shares - Institutional Shares	(37,797,652)	(27,701,278)
Redemption fee - Investor Shares	2	20
Redemption fee - Institutional Shares	2	521

Net decrease from capital share transactions	(37,321,825)	(26,159,257)

Total decrease in net assets	(33,632,179)	(17,601,224)

NET ASSETS - END OF YEAR	$5,746,101	$39,378,280

Undistributed net investment income	$22,358	$334,179

See accompanying notes.	CRM Funds
55

CRM FUNDS
STATEMENTS OF CHANGES IN NET ASSETS

	CRM International
	Opportunity Fund
	Year Ended	Year Ended
	June 30, 2014	June 30, 2013
NET ASSETS - BEGINNING OF YEAR	$46,002,945	$16,462,671

OPERATIONS
Net investment income	147,866	584,261
Net realized gain from investments and foreign currency	1,853,303	1,924,289
Net change in unrealized appreciation (depreciation) on investments and foreign currency	2,825,391	(905,276)

Net increase in net assets resulting from operations	4,826,560	1,603,274

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income - Investor Shares	(76,251)	—
Net investment income - Institutional Shares	(422,071)	—

Total distributions to shareholders	(498,322)	—

CAPITAL SHARE TRANSACTIONS
Sale of shares - Investor Shares	426,943	3,193,409
Sale of shares - Institutional Shares	4,260,704	27,321,380
Reinvestment of distributions - Investor Shares	74,747	—
Reinvestment of distributions - Institutional Shares	316,396	—
Redemption of shares - Investor Shares	(1,378,025)	(842,463)
Redemption of shares - Institutional Shares	(31,889,892)	(1,735,326)

Net increase (decrease) from capital share transactions	(28,189,127)	27,937,000

Total increase (decrease) in net assets	(23,860,889)	29,540,274

NET ASSETS - END OF YEAR	$22,142,056	$46,002,945

Undistributed net investment income	$30,388	$498,309

See accompanying notes.	CRM Funds
56

CRM FUNDS
FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information should be read in conjunction with the financial statements and notes thereto.

	CRM Small Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value — Beginning of Year	$21.94	$18.02	$24.08	$17.00	$14.82

Investment operations:
Net investment income (loss)[1]	0.08	0.18 [2]	0.13	(0.01)	(0.07)
Net realized and unrealized gain (loss) on investments	4.43	4.08	(2.88)	7.09	2.25

Total from investment operations	4.51	4.26	(2.75)	7.08	2.18

Distributions to shareholders:
From net investment income	(0.04)	(0.34)	—	—	—
From net realized gains on investments	(2.87)	—	(3.31)	—	—

Total distributions to shareholders	(2.91)	(0.34)	(3.31)	—	—

Net Asset Value — End of Year	$23.54	$21.94	$18.02	$24.08	$17.00

Total Return	21.39%	24.00%	(9.58)%	41.65%	14.71%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.07%	1.08%	1.08%	1.08%	1.09%
Net investment income (loss)	0.32%	0.88%[2]	0.71%	(0.06)%	(0.38)%
Portfolio turnover rate	66%	77%	103%	115%	115%
Net Assets at the end of year (000’s omitted)	$81,948	$104,155	$101,747	$159,302	$142,221

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.09 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.38%.

See accompanying notes.	CRM Funds
57

CRM FUNDS
FINANCIAL HIGHLIGHTS

	CRM Small Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value — Beginning of Year	$23.45	$19.24	$25.43	$17.91	$15.58

Investment operations:
Net investment income (loss)[1]	0.13	0.23 [2]	0.21	0.04	(0.03)
Net realized and unrealized gain (loss) on investments	4.75	4.37	(3.05)	7.48	2.36

Total from investment operations	4.88	4.60	(2.84)	7.52	2.33

Distributions to shareholders:
From net investment income	(0.09)	(0.39)	(0.04)	—	—
From net realized gains on investments	(2.87)	—	(3.31)	—	—

Total distributions to shareholders	(2.96)	(0.39)	(3.35)	—	—

Net Asset Value — End of Year	$25.37	$23.45	$19.24	$25.43	$17.91

Total Return	21.63%	24.27%	(9.36)%	41.99%	14.96%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.85%	0.85%	0.85%	0.85%	0.84%
Net investment income (loss)	0.53%	1.10%[2]	1.02%	0.19%	(0.16)%
Portfolio turnover rate	66%	77%	103%	115%	115%
Net Assets at the end of year (000’s omitted)	$707,921	$634,031	$625,090	$706,757	$508,423

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.10 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.60%.

See accompanying notes.	CRM Funds
58

CRM FUNDS
FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value — Beginning of Year	$16.94	$14.12	$15.97	$11.45	$10.06

Investment operations:
Net investment income (loss)[1]	0.05	0.05	0.03	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	3.94	3.06	(0.72)	4.54	1.40

Total from investment operations	3.99	3.11	(0.69)	4.52	1.39

Distributions to shareholders:
From net investment income	(0.02)	(0.09)	—	—	—[2]
From net realized gains on investments	(2.25)	(0.20)	(1.16)	—	—

Total distributions to shareholders	(2.27)	(0.29)	(1.16)	—	—[2]

Net Asset Value — End of Year	$18.66	$16.94	$14.12	$15.97	$11.45

Total Return	25.09%	22.33%	(3.23)%	39.48%	13.82%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.07%	1.08%	1.08%	1.08%	1.11%
Net investment income (loss)	0.27%	0.32%	0.18%	(0.16)%	(0.05)%
Portfolio turnover rate	86%	96%	96%	97%	126%
Net Assets at the end of year (000’s omitted)	$274,988	$245,267	$182,394	$167,235	$43,929

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]	Amount represents less than $0.005.

See accompanying notes.	CRM Funds
59

CRM FUNDS
FINANCIAL HIGHLIGHTS

	CRM Small/Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value — Beginning of Year	$17.16	$14.29	$16.12	$11.54	$10.13

Investment operations:
Net investment income[1]	0.09	0.09	0.05	0.01	0.02
Net realized and unrealized gain (loss) on investments	3.99	3.10	(0.72)	4.59	1.40

Total from investment operations	4.08	3.19	(0.67)	4.60	1.42

Distributions to shareholders:
From net investment income	(0.06)	(0.12)	—	(0.02)	(0.01)
From net realized gains on investments	(2.25)	(0.20)	(1.16)	—	—

Total distributions to shareholders	(2.31)	(0.32)	(1.16)	(0.02)	(0.01)

Net Asset Value — End of Year	$18.93	$17.16	$14.29	$16.12	$11.54

Total Return	25.34%	22.65%	(3.07)%	39.86%	14.05%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.85%	0.87%	0.87%	0.86%	0.86%
Net investment income	0.49%	0.55%	0.38%	0.05%	0.19%
Portfolio turnover rate	86%	96%	96%	97%	126%
Net Assets at the end of year (000’s omitted)	$881,179	$720,912	$616,731	$744,192	$382,541

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.	CRM Funds
60

CRM FUNDS
FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value — Beginning of Year	$34.36	$28.14	$30.48	$22.15	$20.18

Investment operations:
Net investment income[1]	0.12	0.24	0.20	0.12	0.07
Net realized and unrealized gain (loss) on investments	7.12	6.30	(2.40)	8.30	1.97

Total from investment operations	7.24	6.54	(2.20)	8.42	2.04

Distributions to shareholders:
From net investment income	(0.18)	(0.32)	(0.14)	(0.09)	(0.07)
From net realized gains on investments	(5.81)	—	—	—	—

Total distributions to shareholders	(5.99)	(0.32)	(0.14)	(0.09)	(0.07)

Net Asset Value — End of Year	$35.61	$34.36	$28.14	$30.48	$22.15

Total Return	22.95%	23.43%	(7.16)%	38.07%	10.09%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	1.03%	1.02%	1.02%	1.01%	1.03%
Net investment income	0.35%	0.78%	0.73%	0.45%	0.32%
Portfolio turnover rate	77%	91%	105%	116%	126%
Net Assets at the end of year (000’s omitted)	$654,431	$844,632	$1,062,429	$1,459,517	$1,379,249

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.	CRM Funds
61

CRM FUNDS
FINANCIAL HIGHLIGHTS

	CRM Mid Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value — Beginning of Year	$34.90	$28.60	$30.98	$22.53	$20.51

Investment operations:
Net investment income[1]	0.21	0.32	0.26	0.19	0.13
Net realized and unrealized gain (loss) on investments	7.23	6.38	(2.44)	8.43	2.01

Total from investment operations	7.44	6.70	(2.18)	8.62	2.14

Distributions to shareholders:
From net investment income	(0.26)	(0.40)	(0.20)	(0.17)	(0.12)
From net realized gains on investments	(5.81)	—	—	—	—

Total distributions to shareholders	(6.07)	(0.40)	(0.20)	(0.17)	(0.12)

Net Asset Value — End of Year	$36.27	$34.90	$28.60	$30.98	$22.53

Total Return	23.22%	23.68%	(6.95)%	38.32%	10.39%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses	0.81%	0.81%	0.81%	0.80%	0.78%
Net investment income	0.57%	1.00%	0.94%	0.67%	0.54%
Portfolio turnover rate	77%	91%	105%	116%	126%
Net Assets at the end of year (000’s omitted)	$1,856,591	$2,034,380	$2,177,845	$2,693,764	$1,850,728

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.	CRM Funds
62

CRM FUNDS
FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Investor Shares
	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value — Beginning of Year	$12.27	$10.88	$10.91	$8.26	$8.05

Investment operations:
Net investment income[1]	0.07	0.10	0.08	0.04	0.01
Net realized and unrealized gain (loss) on investments	2.28	1.94	(0.07)	2.64	0.24

Total from investment operations	2.35	2.04	0.01	2.68	0.25

Distributions to shareholders:
From net investment income	(0.15)	(0.10)	(0.04)	(0.03)	(0.04)
From net realized gains on investments	(2.24)	(0.55)	—	—	—

Total distributions to shareholders	(2.39)	(0.65)	(0.04)	(0.03)	(0.04)

Net Asset Value — End of Year	$12.23	$12.27	$10.88	$10.91	$8.26

Total Return	21.24%	19.61%	0.15%	32.44%	3.08%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.15%	1.15%	1.15%	1.15%	1.28%
Expenses, excluding waiver/reimbursement	1.35%	1.31%	1.33%	1.29%	1.30%
Net investment income, including waiver/reimbursement	0.54%	0.88%	0.74%	0.36%	0.16%
Portfolio turnover rate	89%	113%	126%	155%	167%
Net Assets at the end of year (000’s omitted)	$15,858	$20,816	$19,131	$23,871	$16,065

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.	CRM Funds
63

CRM FUNDS
FINANCIAL HIGHLIGHTS

	CRM Large Cap Opportunity Fund — Institutional Shares
	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value — Beginning of Year	$12.30	$10.91	$10.95	$8.29	$8.07

Investment operations:
Net investment income[1]	0.10	0.13	0.09	0.06	0.03
Net realized and unrealized gain (loss) on investments	2.28	1.94	(0.06)	2.65	0.25

Total from investment operations	2.38	2.07	0.03	2.71	0.28

Distributions to shareholders:
From net investment income	(0.19)	(0.13)	(0.07)	(0.05)	(0.06)
From net realized gains on investments	(2.24)	(0.55)	—	—	—

Total distributions to shareholders	(2.43)	(0.68)	(0.07)	(0.05)	(0.06)

Net Asset Value — End of Year	$12.25	$12.30	$10.91	$10.95	$8.29

Total Return	21.52%	19.87%	0.34%	32.73%	3.42%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	0.90%	0.90%	0.90%	0.90%	1.03%
Expenses, excluding waiver/reimbursement	1.10%	1.07%	1.09%	1.06%	1.05%
Net investment income, including waiver/reimbursement	0.78%	1.15%	0.93%	0.62%	0.36%
Portfolio turnover rate	89%	113%	126%	155%	167%
Net Assets at the end of year (000’s omitted)	$25,861	$42,914	$24,210	$45,900	$26,803

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.	CRM Funds
64

CRM FUNDS
FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Investor Shares
	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value — Beginning of Year	$11.88	$9.92	$10.89	$7.85	$7.37

Investment operations:
Net investment income (loss)[1]	0.02	0.11 [2]	—[3]	(0.06)	(0.04)
Net realized and unrealized gain (loss) on investments	2.23	1.98	(0.75)	3.10	0.53

Total from investment operations	2.25	2.09	(0.75)	3.04	0.49

Distributions to shareholders:
From net investment income	(0.03)	(0.10)	—	—	(0.01)
From net realized gains on investments	(1.11)	(0.03)	(0.22)	—	—
Return of capital	—	—	—	—	—[3]

Total distributions to shareholders	(1.14)	(0.13)	(0.22)	—	(0.01)

Net Asset Value — End of Year	$12.99	$11.88	$9.92	$10.89	$7.85

Total Return	19.87%	21.26%	(6.61)%	38.73%	6.58%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.45%	1.49%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	1.45%	1.49%	1.58%	1.77%	2.06%
Net investment income (loss), including waiver/reimbursement	0.18%	0.98%[2]	0.04%	(0.56)%	(0.47)%
Portfolio turnover rate	76%	113%	145%	154%	115%
Net Assets at the end of year (000’s omitted)	$41,279	$37,537	$24,224	$28,018	$12,016

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.47%.

[3]	Amount represents less than $0.005.

See accompanying notes.	CRM Funds
65

CRM FUNDS
FINANCIAL HIGHLIGHTS

	CRM All Cap Value Fund — Institutional Shares
	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value — Beginning of Year	$11.97	$10.00	$10.95	$7.87	$7.38

Investment operations:
Net investment income (loss)[1]	0.06	0.13 [2]	0.04	(0.03)	(0.02)
Net realized and unrealized gain (loss) on investments	2.24	2.00	(0.77)	3.11	0.53

Total from investment operations	2.30	2.13	(0.73)	3.08	0.51

Distributions to shareholders:
From net investment income	(0.06)	(0.13)	—	—	(0.02)
From net realized gains on investments	(1.11)	(0.03)	(0.22)	—	—
Return of capital	—	—	—	—	—[3]

Total distributions to shareholders	(1.17)	(0.16)	(0.22)	—	(0.02)

Net Asset Value — End of Year	$13.10	$11.97	$10.00	$10.95	$7.87

Total Return	20.16%	21.48%	(6.39)%	39.14%	6.83%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.18%	1.24%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	1.18%	1.24%	1.33%	1.53%	1.87%
Net investment income (loss), including waiver/reimbursement	0.43%	1.22%[2]	0.41%	(0.33)%	(0.21)%
Portfolio turnover rate	76%	113%	145%	154%	115%
Net Assets at the end of year (000’s omitted)	$8,002	$35,138	$26,195	$11,398	$5,801

[1]	The net investment income (loss) per share was calculated using the average shares outstanding method.
[2]

For the year ended June 30, 2013, net investment income per share reflects special dividends which amounted to $0.06 per share. Excluding the special dividends, the ratio of net investment income to average net assets would have been 0.71%.

[3]	Amount represents less than $0.005.

See accompanying notes.	CRM Funds
66

CRM FUNDS
FINANCIAL HIGHLIGHTS

	CRM Global Opportunity Fund — Investor Shares
	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value — Beginning of Year	$14.91	$12.78	$18.06	$13.20	$11.68

Investment operations:
Net investment income[1]	0.05	0.11	0.07	0.02	0.03
Net realized and unrealized gain (loss) on investments and foreign currency	2.22	2.02	(3.21)	5.04	1.66

Total from investment operations	2.27	2.13	(3.14)	5.06	1.69

Distributions to shareholders:
From net investment income	(0.16)	—	—	—	—
From net realized gains on investments	—	—	(2.14)	(0.20)	(0.17)

Total distributions to shareholders	(0.16)	—	(2.14)	(0.20)	(0.17)

Paid in capital from redemption fees[2]	—[3]	—[3]	—[3]	—[3]	—[3]

Net Asset Value — End of Year	$17.02	$14.91	$12.78	$18.06	$13.20

Total Return	15.30%	16.67%	(16.07)%	38.41%	14.42%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	2.54%	1.67%	1.62%	1.55%	2.64%
Net investment income, including waiver/reimbursement	0.29%	0.76%	0.52%	0.11%	0.22%
Portfolio turnover rate	82%	122%	191%	213%	128%
Net Assets at the end of year (000’s omitted)	$2,512	$2,219	$1,971	$2,655	$1,497

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	The redemption fees per share were calculated using the average shares outstanding method.
[3]	Amount represents less than $0.005.

See accompanying notes.	CRM Funds
67

CRM FUNDS
FINANCIAL HIGHLIGHTS

	CRM Global Opportunity Fund — Institutional Shares
	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value — Beginning of Year	$15.07	$12.89	$18.14	$13.25	$11.70

Investment operations:
Net investment income[1]	0.05	0.12	0.09	0.06	0.14
Net realized and unrealized gain (loss) on investments and foreign currency	2.28	2.06	(3.20)	5.06	1.58

Total from investment operations	2.33	2.18	(3.11)	5.12	1.72

Distributions to shareholders:
From net investment income	(0.19)	—	—	(0.03)	—[2]
From net realized gains on investments	—	—	(2.14)	(0.20)	(0.17)

Total distributions to shareholders	(0.19)	—	(2.14)	(0.23)	(0.17)

Paid in capital from redemption fees[3]	—[2]	—[2]	—[2]	—[2]	—[2]

Net Asset Value — End of Year	$17.21	$15.07	$12.89	$18.14	$13.25

Total Return	15.57%	16.91%	(15.81)%	38.75%	14.68%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	1.73%	1.43%	1.38%	1.30%	1.74%
Net investment income, including waiver/reimbursement	0.30%	0.82%	0.65%	0.37%	0.97%
Portfolio turnover rate	82%	122%	191%	213%	128%
Net Assets at the end of year (000’s omitted)	$3,234	$37,159	$55,009	$109,515	$49,171

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Amount represents less than $0.005.
[3]	The redemption fees per share were calculated using the average shares outstanding method.

See accompanying notes.	CRM Funds
68

CRM FUNDS
FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Investor Shares
	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value — Beginning of Year	$13.86	$12.29	$17.25	$13.00	$11.43

Investment operations:
Net investment income[1]	0.06	0.17	0.14	0.08	0.10
Net realized and unrealized gain (loss) on investments and foreign currency	1.52	1.40	(3.36)	4.83	1.98

Total from investment operations	1.58	1.57	(3.22)	4.91	2.08

Distributions to shareholders:
From net investment income	(0.12)	—	—[2]	(0.03)	(0.04)
From net realized gains on investments	—	—	(1.74)	(0.63)	(0.47)

Total distributions to shareholders	(0.12)	—	(1.74)	(0.66)	(0.51)

Net Asset Value — End of Year	$15.32	$13.86	$12.29	$17.25	$13.00

Total Return	11.46%	12.78%	(17.70)%	38.14%	17.86%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Expenses, excluding waiver/reimbursement	1.74%	2.10%	2.94%	3.32%	5.12%
Net investment income, including waiver/reimbursement	0.39%	1.24%	1.08%	0.48%	0.69%
Portfolio turnover rate	102%	134%	220%	239%	120%
Net Assets at the end of year (000’s omitted)	$8,955	$8,925	$5,788	$4,865	$2,309

[1]	The net investment income per share was calculated using the average shares outstanding method.
[2]	Amount represents less than $0.005.

See accompanying notes.	CRM Funds
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FINANCIAL HIGHLIGHTS

	CRM International Opportunity Fund — Institutional Shares
	For the Years Ended June 30,
	2014	2013	2012	2011	2010
Net Asset Value — Beginning of Year	$13.93	$12.32	$17.31	$13.03	$11.45

Investment operations:
Net investment income[1]	0.05	0.34	0.12	0.15	0.15
Net realized and unrealized gain (loss) on investments and foreign currency	1.57	1.27	(3.33)	4.82	1.96

Total from investment operations	1.62	1.61	(3.21)	4.97	2.11

Distributions to shareholders:
From net investment income	(0.16)	—	(0.04)	(0.06)	(0.06)
From net realized gains on investments	—	—	(1.74)	(0.63)	(0.47)

Total distributions to shareholders	(0.16)	—	(1.78)	(0.69)	(0.53)

Net Asset Value — End of Year	$15.39	$13.93	$12.32	$17.31	$13.03

Total Return	11.68%	12.98%	(17.50)%	38.53%	18.09%
Ratios/Supplemental Data:
Ratios to average net assets:
Expenses, including waiver/reimbursement	1.25%	1.25%	1.25%	1.25%	1.25%
Expenses, excluding waiver/reimbursement	1.35%	1.73%	2.84%	3.10%	4.90%
Net investment income, including waiver/reimbursement	0.32%	2.42%	0.89%	0.90%	1.07%
Portfolio turnover rate	102%	134%	220%	239%	120%
Net Assets at the end of year (000’s omitted)	$13,187	$37,077	$10,675	$18,121	$5,049

[1]	The net investment income per share was calculated using the average shares outstanding method.

See accompanying notes.	CRM Funds
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NOTES TO FINANCIAL STATEMENTS — June 30, 2014

1.

Description of the Funds. CRM Small Cap Value Fund (“Small Cap Value Fund”), CRM Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), CRM Mid Cap Value Fund (“Mid Cap Value Fund”), CRM Large Cap Opportunity Fund (“Large Cap Opportunity Fund”), CRM All Cap Value Fund (“All Cap Value Fund”), CRM Global Opportunity Fund (“Global Opportunity Fund”) and CRM International Opportunity Fund (“International Opportunity Fund”) (each, a “Fund” and collectively, the “Funds”) are series of the CRM Mutual Fund Trust (the “Trust”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and was organized as a Delaware statutory trust on March 30, 2005.

Each Fund offers Investor and Institutional Shares. Each class has different minimum investment requirements, fees and expenses. All classes of shares have identical voting, dividend and liquidation rights. Institutional Shares are offered only to those investors who invest in a Fund through an intermediary (i.e. broker) or through a consultant and who invest $1,000,000 or more or where related accounts total $1,000,000 or more when combined. Investor Shares are available to all investors and are subject to a shareholder servicing fee.

2.	Significant Accounting Policies. The following is a summary of the significant accounting policies of the Funds:

Security Valuation. The Funds value their investment securities based on current market values when such values are available. These prices normally are supplied by a pricing service.

In valuing a Fund’s investment securities, a security listed on the New York Stock Exchange (the “Exchange”) (and not subject to restrictions against sale by the Fund on the Exchange) will be valued at its last sale price on the Exchange on the day the security is valued. Lacking any sales on such day, the security will be valued at the mean between the closing asked price and the closing bid price. Securities listed on other exchanges (and not subject to restriction against sale by the Fund on such exchanges) will be similarly valued, using quotations on the exchange on which the security is traded most extensively. Securities that are quoted on the NASDAQ Stock Market, for which there have been sales of such securities on such day, shall be valued at the last sale price reported on such system on the day the security is valued. If there are no such sales on such day, the value shall be the mean between the closing asked price and the closing bid price. The value of such securities quoted on the stock market system, but not listed on the national market system, shall be valued at the mean between the closing asked price and the closing bid price. Unlisted securities that are not quoted on the NASDAQ Stock Market and for which over-the-counter market quotations are readily available will be valued at the mean between the current bid and asked prices for such security in the over-the-counter market. Short-term investments with remaining maturities of less than 61 days are valued at amortized cost. A Fund’s currency valuations, if any, are also valued at the close of regular trading on the Exchange. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities that do not have a readily available current market value are valued in good faith by, or under the direction of, the Board of Trustees of the Trust (the “Board” or “Trustees”). The Funds may use fair value methodologies if it is determined that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value (“NAV”) is calculated and that may materially affect the value of the security. In particular, the value of foreign securities may be materially

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affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas market but prior to the close of the U.S. market. In addition, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to profit at the expense of long-term investors. Global Opportunity Fund and International Opportunity Fund use a fair value model, developed by an independent third party pricing service, to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. Valuing securities using fair value methodologies involves greater reliance on judgment than valuing securities based on readily available market quotations. A Fund, when using fair value methodologies to price securities, may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security.

The Funds disclose the value of their investments in a hierarchy based on the inputs used to value the investments. The disclosure hierarchy consists of three broad levels:

•	Level 1	—	quoted prices in active markets for identical securities

Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equity securities. The Funds do not adjust the quoted price for such investments, even in situations where the Funds hold a large position and a sale could reasonably impact the quoted price.

•	Level 2	—	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include certain U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds and less liquid listed equity securities. In addition, foreign securities may require revised valuations if the values of the securities are materially affected by events occurring after the close of the market on which they are valued, but before a Fund prices its shares. As noted above, Global Opportunity Fund and International Opportunity Fund use a fair value model developed by an independent third party pricing service to price foreign equity securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the Board of Trustees from time to time. As investments whose values are classified as Level 2 prices may include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

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NOTES TO FINANCIAL STATEMENTS — June 30, 2014 (Continued)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the Funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the Funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Funds in the absence of market information. Assumptions used by the Funds due to the lack of observable inputs may significantly impact the resulting value and therefore the Funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any inputs both individually and in the aggregate that is significant to the fair value measurement. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period. A summary of the inputs used to value the Funds’ investments as of June 30, 2014 is included with each Fund’s Schedule of Investments.

Foreign Currency Translations. The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of those investments. Such fluctuations are included with the net realized and unrealized gain or loss from investments that are disclosed within each Fund’s statement of operations, as applicable.

Federal Income Taxes. Each Fund is treated as a separate entity for federal income tax purposes and intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision has been made.

Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed each of the Fund’s tax positions and has concluded that no provision for U.S. income tax is required in each of the Fund’s financial statements. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service. On an ongoing basis, management monitors the Funds’ tax positions to determine if any adjustments to its conclusions are necessary.

CRM Funds
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CRM FUNDS
NOTES TO FINANCIAL STATEMENTS — June 30, 2014 (Continued)

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis for financial reporting purposes. Each Fund uses the specific identification method for determining realized gains and losses on investments for both financial and federal income tax reporting purposes. Interest income is recorded on the accrual basis and includes the amortization of premium and the accretion of discount. Dividend income is recorded on the ex-dividend date. The Funds record expenses as incurred. Common expenses of the Trust are allocated on a pro-rata basis among the Funds based on relative net assets.

Global Opportunity and International Opportunity Funds’ investments in certain countries are subjected to additional capital gain taxes. Such taxes are due upon sale of individual securities. The Funds accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities as applicable. There were no capital gains taxes for the year ended June 30, 2014.

Class Accounting. In calculating the NAV per share for each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Repurchase Agreements. Each Fund may, through its custodian, receive delivery of the underlying securities used to collaterize repurchase agreements, the market value of which is required to be in an amount at least equal to 101% of the resale price. The Funds’ investment adviser is responsible for determining that the market value of these underlying securities is maintained at all times at a level at least equal to 101% of the resale price. In event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Provisions of each agreement require that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Repurchase agreements are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.

At June 30, 2014, the open repurchase agreements by counterparty which are subject to a MRA on a net payment basis are as follows:

	Repurchase Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Amount[1]
Small Cap Value Fund
Bank of Montreal	$906,080	$906,080	$—	$—
Citigroup Global Markets, Inc.	4,304,555	4,304,555	—	—
Deutsche Bank Securities, Inc.	4,304,555	4,304,555	—	—
HSBC Securities USA, Inc.	4,304,555	4,304,555	—	—
Mizuho Securities USA, Inc.	4,304,555	4,304,555	—	—

	$18,124,300	$18,124,300	$—	$—

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NOTES TO FINANCIAL STATEMENTS — June 30, 2014 (Continued)

	Repurchase Agreements	Fair Value of Non-cash Collateral Received	Cash Collateral Received	Net Amount[1]
Small/Mid Cap Value Fund
Deutsche Bank Securities, Inc.	$1,966,900	$1,966,900	$—	$—
HSBC Securities USA, Inc.	7,311,034	7,311,034	—	—
JP Morgan Securities LLC	7,311,034	7,311,034	—	—
Merrill Lynch Pierce Fenner & Smith, Inc.	5,883,040	5,883,040	—	—
Mizuho Securities USA, Inc.	7,311,034	7,311,034	—	—

	$29,783,042	$29,783,042	$—	$—

Mid Cap Value Fund
Citigroup Global Markets, Inc.	$21,646,017	$21,646,017	$—	$—
HSBC Securities USA, Inc.	21,646,017	21,646,017	—	—
JP Morgan Securities LLC	21,646,017	21,646,017	—	—
Mizuho Securities USA, Inc.	21,646,017	21,646,017	—	—
RBS Securities, Inc.	1,556,457	1,556,457	—	—

	$88,140,525	$88,140,525	$—	$—

[1]	Net Amount represents the net amount receivable due from the counterparty in the event of default.

Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, will be declared and paid annually.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.

Advisory Fees and Other Transactions with Affiliates. Cramer Rosenthal McGlynn, LLC (“CRM”) serves as investment adviser to the Funds. CRM receives an advisory fee from Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund and Large Cap Opportunity Fund of 0.75% of each Fund’s first $1 billion of average daily net assets; 0.70% of each Fund’s next $1 billion of average daily net assets; and 0.65% of each Fund’s average daily net assets in excess of $2 billion. For its advisory services to All Cap Value Fund, CRM receives 0.95% for the first $1 billion of average daily net assets; 0.90% of the next $1 billion of average daily net assets; and 0.85% in excess of $2 billion of average daily net assets. For its advisory services to the Global Opportunity Fund and the International Opportunity Fund, CRM receives 0.90% for the first $2 billion of average daily net assets and 0.85% in excess of $2 billion of average daily net assets.

CRM has contractually agreed to waive its fees and reimburse certain operating expenses (excluding taxes, extraordinary expenses, brokerage commissions, acquired fund fees and expenses and interest) (i) with respect to each of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund, Global Opportunity Fund and International Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.50% and 1.25% of average daily net assets for the Investor Shares and Institutional Shares, respectively; and (ii) with respect to Large Cap Opportunity Fund, in an amount that will limit annual operating expenses to not more than 1.15% and 0.90% of average daily net assets for Investor Shares and Institutional Shares, respectively. These undertakings will remain in place until November 1, 2014.

CRM Funds
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NOTES TO FINANCIAL STATEMENTS — June 30, 2014 (Continued)

CRM provides compliance services to the Funds. The Chief Compliance Officer (“CCO”) is an employee of CRM. The Funds are responsible for reimbursing CRM for the portion of his salary allocated to his duties as the CCO of the Funds at a rate of $75,000 per year.

Compensation of Trustees and Officers. Except for the CCO of the Funds, trustees and officers of the Funds who are interested persons of CRM, as defined in the 1940 Act, receive no compensation from the Funds.

Trustees of the Funds who are not interested persons of CRM, as defined in the 1940 Act (each an “Independent Trustee”), receive compensation and reimbursement of expenses. Each Independent Trustee received aggregate annual compensation from the Trust at an annual rate of $70,000 through March 31, 2014, and at an increased annual rate of $75,000 starting April 1, 2014. Under a Deferred Compensation Plan (the “Plan”) adopted August 12, 2005, an Independent Trustee may elect to defer receipt of all, or a portion, of his annual compensation. If an Independent Trustee opts for deferral, then the deferred amounts are credited to an Independent Trustee’s deferral account and invested and reinvested in Institutional Shares of one or more of the Funds until such amounts are distributed in accordance with the Plan. No Independent Trustee deferred their compensation earned for the year ended June 30, 2014. Trustees’ fees reflected in the accompanying financial statements include total compensation earned, which were paid in cash. Each trustee serves during the continued lifetime of the Funds, or until he or she earlier dies, resigns or is removed, or if sooner, until the election and qualification of his successor. Each officer serves until his or her successor is elected or qualified, or until the officer sooner dies, resigns, or is removed or becomes disqualified.

Shareholder Servicing Fees. The Board has adopted a Shareholder Servicing Plan which allows each Fund to obtain, for its Investor Shares, the services of CRM and other qualified financial institutions to act as shareholder servicing agents for its shareholders. Under the Shareholder Servicing Plan, each Fund may pay shareholder servicing agents, including CRM, monthly fees at an annual rate not to exceed 0.25% of the Fund’s average daily net assets attributable to its Investor Shares.

Sub-Transfer Agent Fees. Institutional Shares of each Fund are sold through certain intermediaries that provide accounting, recordkeeping, and/or other services to shareholders. The Board of Trustees has approved payment of the fees charged by these intermediaries for providing these sub-transfer agency services from the assets of the Institutional Shares of each Fund provided these fees do not exceed the charges the Fund would bear for these services if they were provided directly by the Funds’ transfer agent. CRM, as the Funds’ agent, remits these payments to the intermediaries. In some cases, where the sub-transfer agency fees of an intermediary are greater than the amounts paid to CRM by the Funds for that intermediary, CRM will pay the balance of those fees itself.

CRM Funds
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NOTES TO FINANCIAL STATEMENTS — June 30, 2014 (Continued)

4.	Investment Securities Transactions. The cost of investments purchased and the proceeds from investments sold (excluding short-term investments) for the year ended June 30, 2014, were as follows:

	Purchases	Sales
Small Cap Value Fund	$488,788,019	$584,011,009
Small/Mid Cap Value Fund	905,066,960	967,665,362
Mid Cap Value Fund	2,041,087,741	2,971,215,163
Large Cap Opportunity Fund	41,328,749	72,110,419
All Cap Value Fund	51,253,834	84,994,334
Global Opportunity Fund	17,256,760	52,887,031
International Opportunity Fund	41,767,661	70,540,191

5.

Securities Lending Agreement. The Funds may lend their securities pursuant to a securities lending agreement (“Lending Agreement”) with The Bank of New York Mellon. Security loans made pursuant to the Lending Agreement are required at all times to be secured by cash collateral at least equal to 102% (105% in the case of foreign securities) of the market value of the securities loaned. Cash collateral received, pursuant to investment guidelines established by the Funds and approved by the Board of Trustees, is invested in short-term fixed income securities rated in the highest rating category by nationally recognized statistical rating organizations (or of comparable quality if unrated) with a maturity date of 397 days or less, including corporate obligations and money market mutual funds. All such investments are made at the risk of the Funds and, as such, the Funds are liable for investment losses. The Bank of New York Mellon and the lender retain a portion of the earnings from the collateral investments, with the remainder being retained by the Fund. The Funds record securities lending income net of such allocations. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, The Bank of New York Mellon has agreed to pay the amount of the shortfall to the Funds, or at its discretion, replace the loaned securities. In the event of default or bankruptcy by The Bank of New York Mellon, realization and/or retention of the collateral may be subject to legal proceedings.

At June 30, 2014, the following Funds had securities on loan:

	Market Value	Cash Collateral
Small Cap Value Fund	$17,505,197	$18,124,300
Small/Mid Cap Value Fund	29,478,132	30,783,042
Mid Cap Value Fund	89,081,893	91,140,525

CRM Funds
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NOTES TO FINANCIAL STATEMENTS — June 30, 2014 (Continued)

6.	Capital Share Transactions. Transactions in shares of capital stock for the year ended June 30, 2014 and the year ended June 30, 2013 were as follows:

	For the Year Ended June 30, 2014		For the Year Ended June 30, 2013
	Investor Shares	Institutional Shares	Investor Shares	Institutional Shares
Small Cap Value Fund
Sold	152,724	3,796,390	455,747	4,387,663
Issued on reinvestment of distributions	589,872	3,033,118	88,798	562,042
Redeemed	(2,009,037)	(5,973,160)	(1,442,997)	(10,398,752)

Net increase (decrease)	(1,266,441)	856,348	(898,452)	(5,449,047)

Small/Mid Cap Value Fund
Sold	4,733,435	10,090,676	5,711,493	7,018,056
Issued on reinvestment of distributions	1,784,262	5,764,847	259,742	908,631
Redeemed	(6,255,877)	(11,314,361)	(4,411,526)	(9,057,768)

Net increase (decrease)	261,820	4,541,162	1,559,709	(1,131,081)

Mid Cap Value Fund
Sold	2,260,415	7,748,107	3,624,698	15,146,108
Issued on reinvestment of distributions	3,917,141	8,729,964	293,477	761,622
Redeemed	(12,380,402)	(23,573,070)	(17,093,069)	(33,762,111)

Net increase (decrease)	(6,202,846)	(7,094,999)	(13,174,894)	(17,854,381)

Large Cap Opportunity Fund
Sold	47,514	345,949	324,499	1,387,426
Issued on reinvestment of distributions	234,532	352,169	93,067	170,814
Redeemed	(681,397)	(2,075,541)	(479,317)	(288,933)

Net increase (decrease)	(399,351)	(1,377,423)	(61,751)	1,269,307

All Cap Value Fund
Sold	521,822	31,366	1,247,157	430,502
Issued on reinvestment of distributions	283,909	204,089	30,381	32,868
Redeemed	(788,869)	(2,559,651)	(559,472)	(149,331)

Net increase (decrease)	16,862	(2,324,196)	718,066	314,039

Global Opportunity Fund
Sold	8,675	29,567	10,876	116,793
Issued on reinvestment of distributions	1,410	817	—	—
Redeemed	(11,395)	(2,308,831)	(16,177)	(1,919,003)

Net increase (decrease)	(1,310)	(2,278,447)	(5,301)	(1,802,210)

International Opportunity Fund
Sold	28,963	290,727	234,142	1,917,429
Issued on reinvestment of distributions	5,111	21,612	—	—
Redeemed	(93,397)	(2,116,583)	(61,097)	(122,196)

Net increase (decrease)	(59,323)	(1,804,244)	173,045	1,795,233

CRM Funds
78

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NOTES TO FINANCIAL STATEMENTS — June 30, 2014 (Continued)

7.

Federal Tax Information. Distributions to shareholders from net investment income and realized gains are determined in accordance with Federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Additionally, net short-term realized gains are treated as “ordinary income” for tax purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

At June 30, 2014, the following reclassifications were made within the capital accounts to reflect permanent differences relating to investments in partnerships and currency gains and losses.

	Paid-in-capital	Undistributed net investment income	Accumulated net realized gain (loss) on investments
Small/Mid Cap Value Fund	$—	$(39,280)	$39,280
All Cap Value Fund	—	8,568	(8,568)
Global Opportunity Fund	—	(44,630)	44,630
International Opportunity Fund	—	(117,465)	117,465

The tax character of distributions paid during the year ended June 30, 2014 and the year ended June 30, 2013 was as follows:

	Small Cap Value Fund	Small/Mid Cap Value Fund	Mid Cap Value Fund	Large Cap Opportunity Fund
Year ended June 30, 2014
Ordinary income	$25,976,213	$54,533,719	$93,355,219	$3,582,340
Long-term capital gains	62,796,045	74,596,828	349,498,766	3,393,159

Total distributions	$88,772,258	$129,130,547	$442,853,985	$6,975,499

Year ended June 30, 2013
Ordinary income	$13,563,865	$10,662,177	$36,151,971	$785,464
Long-term capital gains	—	7,275,598	—	2,149,201

Total distributions	$13,563,865	$17,937,775	$36,151,971	$2,934,665

	All Cap Value Fund	Global Opportunity Fund	International Opportunity Fund
Year ended June 30, 2014
Ordinary income	$1,984,034	$334,180	$498,322
Long-term capital gains	4,034,863	—	—

Total distributions	$6,018,897	$334,180	$498,322

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NOTES TO FINANCIAL STATEMENTS — June 30, 2014 (Continued)

	All Cap Value Fund	Global Opportunity Fund	International Opportunity Fund
Year ended June 30, 2013
Ordinary income	$595,946	$—	$—
Long-term capital gains	169,583	—	—

Total distributions	$765,529	$—	$—

The components of accumulated earnings (deficit) on a tax basis as of June 30, 2014 were as follows:

	Undistributed ordinary income	Undistributed capital gains	Capital loss carry- forwards	Qualified late year loss deferrals†	Net unrealized appreciation (depreciation) on investments and foreign currency	Total accumulated earnings (deficit)
Small Cap Value Fund	$8,647,500	$51,482,306	—	—	$174,631,252	$234,761,058
Small/Mid Cap Value Fund	37,040,142	89,582,658	—	—	223,555,211	350,178,011
Mid Cap Value Fund	89,424,827	293,941,712	—	—	528,269,606	911,636,145
Large Cap Opportunity Fund	2,900,995	3,828,163	—	—	7,720,667	14,449,825
All Cap Value Fund	1,834,067	6,025,382	—	—	10,234,562	18,094,011
Global Opportunity Fund	22,358	—	$(673,684)	—	621,129	(30,197)
International Opportunity Fund	217,366	1,039,035	—	—	1,845,536	3,101,937

†

Under federal tax law, qualified late year ordinary and capital losses realized after December 31 and October 31, respectively, may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended June 30, 2014, the Funds incurred no qualified late year losses.

The difference between book basis and tax basis components of accumulated earnings (deficit) are primarily attributable to tax deferral of wash sales and investments in partnerships.

For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. Capital loss carryforwards for Global Opportunity Fund is $673,684. The losses are not subject to expiration and will retain their character as short-term.

CRM Funds
80

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NOTES TO FINANCIAL STATEMENTS — June 30, 2014 (Continued)

During the year ended June 30, 2014, CRM Funds utilized capital loss carryforwards to offset realized capital gains as follows:

Current Year Utilization of Capital Loss Carryforward
Global Opportunity Fund	$6,467,137
International Opportunity Fund	667,994

The total cost of investments and net unrealized appreciation or depreciation for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, and related gross unrealized appreciation and depreciation of securities held by each Fund as of June 30, 2014 was as follows:

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation) on Investments
Small Cap Value Fund	$638,648,936	$188,155,135	$(13,523,883)	$174,631,252
Small/Mid Cap Value Fund	979,461,221	236,181,842	(12,626,631)	223,555,211
Mid Cap Value Fund	2,089,587,470	551,053,130	(22,783,524)	528,269,606
Large Cap Opportunity Fund	34,301,616	8,018,661	(297,994)	7,720,667
All Cap Value Fund	38,429,722	10,665,297	(430,735)	10,234,562
Global Opportunity Fund	5,070,354	728,079	(107,864)	620,215
International Opportunity Fund	21,032,742	2,294,670	(449,712)	1,844,958

8.

Contractual Obligations. The Funds enter into contracts in the normal course of business that contain a variety of indemnification obligations. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of liability for indemnity claims to be remote.

9.

Temporary Borrowing. The Funds participate in a $25 million revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions by shareholders. This line of credit agreement is with the Bank of New York Mellon. The Funds are charged an annual commitment fee, which is allocated across the Funds on the basis of each Fund’s allocation of the entire facility. Each Fund may borrow up to a maximum of one third of its net assets under the agreement, except that if a Fund has net assets of less than $100 million, such Fund may borrow up to a maximum of 20% of its net assets. The Trust is charged an annual 0.03% upfront fee as well as an annual fee of 0.12% of the commitment amount which is allocated proportionately to each Fund’s borrowing capabilities. For a Fund that utilizes the revolving line of credit, interest will be charged at a rate of 1.25% plus a negotiated alternative base rate, or overnight rate, depending upon the type of loan. The line of credit is scheduled to expire on October 10, 2014. The Funds had no amounts outstanding as of June 30, 2014 or at any time during the year then ended.

10.

Redemption Fees. Shareholders who sell or exchange shares of Global Opportunity Fund or International Opportunity Fund within 30 days or less after the purchase date are charged a redemption fee of 1.50% of the total redemption amount which is payable to the Fund. The fees are designed to help offset the brokerage commissions, market impacts, and other costs associated with short-term shareholder trading. The fee is accounted for as an addition to paid-in-capital.

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CRM FUNDS
NOTES TO FINANCIAL STATEMENTS — June 30, 2014 (Concluded)

11.

Subsequent Events. Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

CRM Funds
82

CRM FUNDS
REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of

CRM Mutual Fund Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of CRM Mutual Fund Trust (comprising, respectively, CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund, CRM Global Opportunity Fund and CRM International Opportunity Fund) (the “Funds”) as of June 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting CRM Mutual Fund Trust at June 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

August 28, 2014

CRM Funds
83

CRM FUNDS
TAX INFORMATION (Unaudited)

For the fiscal year ended June 30, 2014, certain dividends may be subject to a maximum tax rate of 20%. For individual shareholders, a percentage of the ordinary income dividends (dividends from net investment income and short-term capital gains, if any) from the Funds qualifies for a maximum tax rate of 20%. Complete information is computed and reported in conjunction with your Form 1099-DIV.

For corporate shareholders, a percentage of the ordinary income dividends from the Funds qualifies for the dividends-received deduction.

The percentages of ordinary income dividends which qualify for the maximum tax rate of 20% (“Qualified Dividends”) and the dividends-received deduction are as follows:

	Qualified Dividends	Dividends Received Deduction
Small Cap Value Fund	41.50%	41.63%
Small/Mid Cap Value Fund	25.98%	26.32%
Mid Cap Value Fund	27.22%	26.25%
Large Cap Opportunity Fund	31.52%	28.86%
All Cap Value Fund	32.60%	30.42%
Global Opportunity Fund	100.00%	100.00%
International Opportunity Fund	100.00%	0.00%

In January 2015, shareholders of the Funds will receive Federal income tax information on all distributions paid to their accounts in calendar year 2014, including any distributions paid between July 1, 2014 and December 31, 2014.

CRM Funds
84

CRM FUNDS
TRUSTEES AND OFFICERS

INTERESTED TRUSTEE

				Number of	Other Board
				Portfolios in	Memberships
			Principal	Fund	Held by
	Position(s)	Length	Occupation(s)	Complex	Trustee
	Held with	of Time	During Past	Overseen by	During Past
Name and Age	Fund	Served	Five Years	Trustee	Five Years
CARLOS A. LEAL, CPA, 48	Trustee, Treasurer and Chief Financial Officer	Since June 2005	Executive Vice President (since 2007), Secretary and Chief Financial Officer, CRM (since 1999); Chief Financial Officer and Secretary, CRM Alternatives, Inc. (investment management) (since 2001); Director, President and Vice President, CRM Windridge Fund, Ltd. (investment fund)(from 2003 to 2012).	7	None

INDEPENDENT TRUSTEES

				Number of	Other Board
				Portfolios in	Memberships
			Principal	Fund	Held by
	Position(s)	Length	Occupation(s)	Complex	Trustee
	Held with	of Time	During Past	Overseen by	During Past
Name and Age	Fund	Served	Five Years	Trustee	Five Years
LOUIS FERRANTE, CFA, CPA, 54	Trustee	Since June 2005	Private Investor (from August 2007- present).	7	None

CRM Funds
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CRM FUNDS
TRUSTEES AND OFFICERS (Continued)

				Number of	Other Board
				Portfolios in	Memberships
			Principal	Fund	Held by
	Position(s)	Length	Occupation(s)	Complex	Trustee
	Held with	of Time	During Past	Overseen by	During Past
Name and Age	Fund	Served	Five Years	Trustee	Five Years
LOUIS KLEIN, JR., 79	Trustee	Since June 2005	Self-employed financial consultant since 1991.	7	Trustee, WT Mutual Fund (1999-2010); Trustee WT Investment Trust I (2000- 2010); Handy & Harman Ltd. (formerly known as WHX Corporation) (industrial manufacturer) (since 2002).

CLEMENT C. MOORE, II, 69	Trustee	Since June 2005	Managing Partner, Mariemont Holdings (real estate) (since 1980); President, Kenwood Galleria (since 1980).	7	None

CRM Funds
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CRM FUNDS
TRUSTEES AND OFFICERS (Continued)

OFFICERS

				Number of	Other Board
				Portfolios in	Memberships
			Principal	Fund	Held by
	Position(s)	Length	Occupation(s)	Complex	Trustee
	Held with	of Time	During Past	Overseen by	During Past
Name and Age	Fund	Served	Five Years	Trustee	Five Years
RONALD H. MCGLYNN, 71	President and Chief Executive Officer	Since June 2005	Chairman, CRM since 2005, Chief Executive Officer from 1998 to 2011; President and Chief Executive Officer, Cramer Rosenthal McGlynn, Inc. (investment management) (since 1996), CRM Investors, Inc. (investment management) (since 1990), and CRM Alternatives, Inc. (investment management) (since 2001).	N/A	N/A

STEVEN A. YADEGARI, ESQ., 41	Secretary, Chief Legal Officer and Chief Compliance Officer	Since August 2005	Executive Vice President (since 2012), Senior Vice President (2008 - 2011), Chief Legal Officer and Chief Compliance Officer, CRM (since August 2005).	N/A	N/A

CRM Funds
87

CRM FUNDS
OTHER INFORMATION (Unaudited)

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year (quarters ended September 30 and March 31) on Form N-Q. The Trust’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Trust used to determine how to vote proxies relating to securities held in the Trust’s portfolios is available, without charge and upon request, by calling 800-CRM-2883 and on the SEC’s website at http://www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ended June 30th is available without charge and upon request by calling 800-CRM-2883, and on the SEC’s website listed above.

Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Funds includes additional information about the Trustees and is available upon request, without charge, by calling 800-CRM-2883 or by visiting the Funds’ website at http://www.crmfunds.com.

Privacy Notice

(THIS PRIVACY NOTICE IS BEING DELIVERED WITH THE FUNDS’ SHAREHOLDER REPORT BUT IS NOT DEEMED TO BE A PART OF THE FUNDS’ SHAREHOLDER REPORT)

Set forth below is the policy of CRM Mutual Fund Trust (the “Trust”) concerning the collection and disclosure of non-public personal information regarding investors and prospective investors in CRM Small Cap Value Fund, CRM Small/Mid Cap Value Fund, CRM Mid Cap Value Fund, CRM Large Cap Opportunity Fund, CRM All Cap Value Fund, CRM Global Opportunity Fund, and CRM International Opportunity Fund (the “Funds”) who are individuals investing for personal, family, or household purposes. The words “we” and “us” refers to the Trust and the Funds. The words “you” and “your” refers to investors and prospective investors in the Funds who are covered by this policy.

We use administrators, investment managers, custodians, transfer agents, securities brokers, and other third party businesses to conduct many aspects of our business, including processing initial investments, additional investments, redemptions, share transfers, and other transactions that you request. We refer to these third parties below as our “Service Agents.”

As we work together to achieve your investment goals, we will often share with our Service Agents personal and financial information, including, for example, your name, address and telephone number, your e-mail address, your purchases and redemptions of shares of the Funds, your banking arrangements, information on your family members, and your social security number. Our Service Agents may also receive these types of information from other firms that assist us in conducting our business. This information is collected in order to properly handle your account.

To protect the security of your personal and financial information, our Service Agents maintain physical, electronic, and procedural safeguards that meet the standards of applicable laws and regulations.

CRM Funds
88

CRM FUNDS
OTHER INFORMATION (Unaudited) (Concluded)

We may, and we may authorize our Service Agents to, use your personal and financial information and share it with us, other Service Agents, and affiliates of Service Agents in order to provide you with investment services, improve our services, make our procedures more efficient, implement security measures, and fight fraud.

We will not sell your personal and financial information to any outside party. We obtain from our Service Agents confidentiality agreements that prohibit them from selling or improperly using your personal or financial information.

On occasion, we and our Service Agents may be required to provide information about you and your transactions to governmental agencies, self-regulatory organizations, industry associations and similar bodies in order to fulfill legal and regulatory requirements. In addition, federal, state, and foreign laws give people involved in lawsuits and other legal proceedings the right under certain circumstances to obtain information from us and our Service Agents, including your personal and financial information. We and our Service Agents may make other disclosures to non-affiliated third parties as permitted by law.

CRM Funds
89

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM

In order for CRM to remain the Funds’ investment adviser, the Independent Trustees and Board of Trustees of the Trust (the “Board”) must determine annually whether to renew the Investment Advisory Agreement between the Trust and CRM with respect to the Funds. The Board evaluates CRM’s services, performance, personnel, profitability, risk management, compliance programs and other relevant factors throughout the year. In addition, in connection with its review of the Investment Advisory Agreement, the Board submitted to CRM a formal request for information necessary to evaluate the terms of the Investment Advisory Agreement. The Board reviewed and considered the materials provided by CRM in response to this request at meetings held in February 2014 and June 2014. The Board also reviewed and considered additional information provided by CRM in response to requests from the Board for additional information in June 2014.

The materials and information reviewed and considered by the Board in connection with its review of the Investment Advisory Agreement included, among other items: (1) a memorandum from counsel setting forth the Board’s fiduciary duties under the 1940 Act and state law and the factors the Board should consider in its evaluation of the Investment Advisory Agreement; (2) reports based on information provided by Morningstar comparing the investment performance of each Fund to the performance of its applicable benchmark index and other mutual funds; and (3) a report based on information provided by Morningstar comparing each Fund’s investment advisory fee and gross and net expenses to those of other mutual funds. The Board also discussed and considered, with the assistance of independent counsel, reports of and presentations by CRM that described: (i) the nature, extent and quality of CRM’s services provided to the Funds; (ii) the experience and qualifications of the personnel providing those services; (iii) CRM’s investment philosophies and processes; (iv) CRM’s assets under management; (v) CRM’s “soft” dollar commission and trade allocation policies, including information on the types of research and services obtained with “soft” dollar commissions; (vi) the investment advisory fees charged by CRM to the Funds as compared with the fees charged by CRM to other advisory accounts with similar investment objectives and strategies managed by CRM; (vii) CRM’s compliance and risk management procedures; and (viii) an analysis of the profits of CRM related to its services to the Funds. The Board also considered information related to the Funds provided at quarterly Board meetings.

At the meeting held on June 10, 2014, the Board, including all of the Independent Trustees voting separately, approved the continuance and renewal of the Investment Advisory Agreement for another year with respect to Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, Large Cap Opportunity Fund, All Cap Value Fund, Global Opportunity Fund and International Opportunity Fund.

In considering the continuance and renewal of the Investment Advisory Agreement, the Board considered the following factors, none of which was determinative or controlling, and reached the following conclusions:

Nature, Extent and Quality of Services Provided

The Board examined the nature, extent and quality of services provided by CRM to the Funds, and the quality, size and experience of CRM’s professional portfolio management team. The Board considered CRM’s investment approach and research process, including CRM’s capabilities and experience in the development and implementation of its proprietary value-oriented investment process. With respect to the Global Opportunity Fund and the International Opportunity Fund, the Board considered the experience of the Funds’ portfolio management team in managing mutual funds investing in securities of issuers located throughout the world. The Board also

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

considered CRM’s compliance programs and compliance record, risk management philosophy, policies and procedures, marketing strategies, process for trade execution, CRM’s personnel and the Board’s dealings with CRM. Based on the foregoing, the Board determined that it was satisfied with the nature, extent and quality of the services provided by CRM to the Funds.

Performance Information

In reaching its conclusions, the Board considered the investment performance of each Fund.

The Board considered CRM’s focus on achieving long-term performance in a manner consistent with each Fund’s investment objective and investment strategies, as well as CRM’s value-oriented, research driven investment philosophy. The Board also considered CRM’s measured approach to investment risk and commitment to maintain each Fund’s focus on its target market segment even when that segment may be out of favor, and noted that this distinguished CRM from some other investment managers that may accept higher levels of investment risk or may deviate from a fund’s target market segment in order to pursue short-term performance (including by investing in cash). The Board noted that although this overall approach to investing might cause a Fund to perform not as well over some periods when compared to other mutual funds, CRM had achieved successful investment results for its clients over the longer term. The Board considered CRM’s experience in implementing its investment philosophy and concluded that this, along with CRM’s overall approach to investing, supported approval of the continuance of the Investment Advisory Agreement.

The Board also discussed the information presented in the Board materials which compared each Fund’s performance against a benchmark index and other mutual funds with similar investment objectives and strategies identified by CRM from data provided by Morningstar. As discussed below, the Board noted that each Fund underperformed its respective benchmark index and also underperformed the median and average performance of funds with similar investment objectives and strategies for certain periods. The Board discussed with CRM each Fund’s performance in view of CRM’s value-oriented, research-driven investment philosophy and approach to investment risk, and the recent volatile market conditions. The Board considered CRM’s plans for improving the Funds’ performance.

The Board considered the following factors in relation to the performance of particular Funds:

Small Cap Value Fund

The Board noted that the Small Cap Value Fund had outperformed its benchmark index since the Fund’s inception on October 1, 1995, and underperformed its benchmark index for the year-to-date, three-year and five-year periods ended March 31, 2014. The Board noted that the Fund ranked in the fourth quartile of funds with similar investment objectives and strategies for the year-to-date, one-year, three-year and five-year periods ended March 31, 2014. (In all quartile rankings referred to herein, first quartile is most favorable to shareholders. Highest relative performance would be first quartile.)

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

Small/Mid Cap Value Fund

The Board noted that the Small/Mid Cap Value Fund had outperformed its benchmark index since the Fund’s inception on September 1, 2004 (however, Investor Shares underperformed the Russell 2500 Index by 0.01% during this period), and underperformed its benchmark index for the year-to-date, three-year and five-year periods ended March 31, 2014. The Board noted that the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the three-year period ended March 31, 2014, ranked in the third quartile for the one-year period ended March 31, 2014, and ranked in the fourth quartile for the year-to-date and five-year periods ended March 31, 2014.

Mid Cap Value Fund

The Board noted that the Mid Cap Value Fund had outperformed its benchmark index since the Fund’s inception on January 6, 1998, and underperformed its benchmark index for the year-to-date, three-year and five-year periods ended March 31, 2014. The Board noted that the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2014, ranked in the third quartile for the three-year period ended March 31, 2014, and ranked in the fourth quartile for the year-to-date and five-year periods ended March 31, 2014.

Large Cap Opportunity Fund

The Board noted that the Large Cap Opportunity Fund had underperformed its benchmark index for the year-to-date, three-year and five-year periods ended March 31, 2014, and since the Fund’s inception on December 1, 2005. The Board noted that the Fund ranked in the third quartile of funds with similar investment objectives and strategies for the year-to-date, one-year and three-year periods ended March 31, 2014, and ranked in the fourth quartile for the five-year period ended March 31, 2014.

All Cap Value Fund

The Board noted that the All Cap Value Fund had underperformed its benchmark index for the year-to-date, three-year and five-year periods ended March 31, 2014, and since the Fund’s inception on October 24, 2006 (however, Institutional Shares outperformed the Fund’s benchmark index for the since inception period). The Board noted that the Fund ranked in the third quartile of funds with similar investment objectives and strategies for the one-year period ended March 31, 2014 and ranked in the fourth quartile for the year-to-date, three-year and five-year periods ended March 31, 2014.

Global Opportunity Fund

The Board noted that Institutional Shares of Global Opportunity Fund had outperformed its benchmark index since the Fund’s inception on December 31, 2008, and underperformed its benchmark index for the year-to-date, three-year and five-year periods ended March 31, 2014. The Board noted that Investor Shares of Global Opportunity Fund had underperformed its benchmark index for the year-to-date, three-year and five-year periods ended March 31, 2014, and since the Fund’s inception on December 31, 2008. The Board noted that the Fund ranked in the third quartile of funds with similar investment objectives and strategies for the five-year period ended March 31, 2014, and ranked in the fourth quartile for the year-to-date, one-year and three-year periods ended March 31, 2014.

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

International Opportunity Fund

The Board noted that the International Opportunity Fund had outperformed its benchmark index for the five-year period ended March 31, 2014 (however, the Fund underperformed the MSCI EAFE Index during this period), and since the Fund’s inception on December 31, 2008, and underperformed its benchmark index for the year-to-date and three-year periods ended March 31, 2014. The Board noted that the Fund ranked in the second quartile of funds with similar investment objectives and strategies for the five-year period ended March 31, 2014 and ranked in the fourth quartile for the year-to-date, one-year and three-year periods ended March 31, 2014.

Conclusion as to Investment Performance

The Board considered CRM’s experience in value investing and CRM’s plans for improving each Fund’s investment performance, and determined that it would continue to monitor particularly closely each Fund’s performance.

Fees and Expenses

In reaching its conclusions, the Board considered the fees and expenses paid by each class of each Fund.

The Board considered the extensive research and analysis conducted by CRM in order to identify compelling investment opportunities for the Funds and distinguish itself from each Fund’s respective benchmark. The Board noted that CRM relies heavily on its own proprietary research to successfully implement its value-oriented investment philosophy, and that the cost of preparing this research is significant. Accordingly, CRM’s reliance on this proprietary research might cause CRM’s research costs to exceed those of some other investment managers that largely rely upon research prepared by third parties, especially with larger cap companies, for which a good deal of third party research is available. The Board considered CRM’s experience in implementing its distinctive value-oriented investment philosophy. The Board concluded that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may in some cases justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies.

In addition, the Board compared the fees and expenses paid by each class of Small Cap Value Fund, Small/Mid Cap Value Fund, Mid Cap Value Fund, Large Cap Opportunity Fund and All Cap Value Fund with the fees paid by institutional separate accounts managed by CRM in a similar investment strategy to that of the applicable Fund. The Board noted that the investment advisory fees paid by Small Cap Value Fund were lower than the management fees paid by institutional separate accounts managed by CRM in a similar investment strategy. The Board noted that the investment advisory fees paid by each of Small/Mid Cap Value Fund, Mid Cap Value Fund, Large Cap Opportunity Fund and All Cap Value Fund were generally higher than the management fees paid by the respective institutional separate accounts managed by CRM in a similar investment strategy to the applicable Fund. In comparing the fees paid by the Funds to the fees paid by institutional separate accounts, the Board considered that the costs associated with the management of the Funds generally are significantly greater than those associated with providing investment advisory services to separately-managed accounts. The Board considered the additional complexities involved in the portfolio management of the Funds resulting from more frequent and less predictable cash flows and regulatory requirements, among other factors. The Board considered the additional services provided to the Funds that CRM does not perform for its separate account clients, or services that are broader in scope, including oversight of compliance with the regulatory and tax regimes to which the Funds are subject, oversight of third-party service providers, preparation of prospectuses, shareholder reports and other disclosure documents and preparation of materials for quarterly Board meetings. The Board also considered the business risks that CRM faces with respect to the Funds, including regulatory

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

and reputational risks with respect to CRM’s investment decisions and compliance oversight on behalf of the Funds, and the substantial entrepreneurial risks that CRM assumes during the initial years of a Fund’s operations. The Board also considered the historical reasons for certain separate account fees, and the element of negotiation in regard to the level of fees paid by CRM’s separate account clients. The Board noted that CRM did not manage any other accounts in a similar investment strategy to that of the Global Opportunity Fund or International Opportunity Fund.

The Board also compared the fees and expenses paid by each class of each Fund with the fees and expenses paid by other mutual funds with similar investment objectives and strategies.

Small Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small Cap Value Fund was lower than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of each of Institutional Shares and Investor Shares of Small Cap Value Fund were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

Small/Mid Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for Small/Mid Cap Value Fund was equal to the median advisory fee and lower than the average advisory fee paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of each of Institutional Shares and Investor Shares of Small/Mid Cap Value Fund were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

Mid Cap Value Fund

The Board noted that based on the information provided, the investment advisory fee for Mid Cap Value Fund was lower than the median and average advisory fee paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of each of Institutional Shares and Investor Shares of Mid Cap Value Fund were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

Large Cap Opportunity Fund

The Board noted that, based on the information provided, the investment advisory fee for Large Cap Opportunity Fund was higher than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $1 billion.

The Board noted that, based on the information provided, the annual operating expenses of Institutional Shares of Large Cap Opportunity Fund, both before and after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were lower than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of Investor Shares of Large Cap Opportunity Fund were lower than the average but higher than the median gross expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, the net annual operating expenses of Investor Shares were higher than the median and average net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board considered the impact of Large Cap Opportunity Fund’s higher than average investment advisory fee and small asset size on the Fund’s expense ratios. The Board indicated that it would continue to monitor Large Cap Opportunity Fund’s fees and expenses carefully.

All Cap Value Fund

The Board noted that, based on the information provided, the investment advisory fee for All Cap Value Fund was higher than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $1 billion.

The Board noted that, based on the information provided, the total annual operating expenses of Institutional Shares of All Cap Value Fund were equal to the median and lower than the average gross expenses paid by other mutual funds with similar investment objectives and strategies, but higher than the median and average net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the annual operating expenses of Investor Shares of All Cap Value Fund, both before and after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were higher than the median and average gross and net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board considered the impact of All Cap Value Fund’s higher than average investment advisory fee and small asset size on the Fund’s expense ratios. The Board indicated that it would continue to monitor the Fund’s fees and expenses carefully.

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DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

Global Opportunity Fund

The Board noted that, based on the information provided, the investment advisory fee for Global Opportunity Fund was higher than the median and average advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $2 billion.

The Board noted that, based on the information provided, the total annual operating expenses of Institutional Shares of Global Opportunity Fund were lower than the average and median gross expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that the annual operating expenses of Institutional Shares of Global Opportunity Fund, after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were higher than the average net expenses and equal to the median net expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted that, based on the information provided, the total annual operating expenses of Investor Shares of Global Opportunity Fund were lower than the average but higher than the median gross expenses paid by other mutual funds with similar investment objectives and strategies. The Board noted that, after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, the net annual operating expenses of Investor Shares of the Fund were higher than the median and average net total expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted the impact of the Fund’s small asset size and higher than average investment advisory fee on the Fund’s expense ratios. The Board indicated that it would continue to monitor the Fund’s fees and expenses carefully as the Fund’s track record continues to develop.

International Opportunity Fund

The Board noted that, based on the information provided, the investment advisory fee for International Opportunity Fund was higher than the average and median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board considered the investment philosophy of CRM and its conclusion that the costs of CRM’s proprietary research and CRM’s experience in implementing its distinctive investment philosophy may justify investment advisory fees that are higher than the median advisory fees paid by other mutual funds with similar investment objectives and strategies. The Board also considered breakpoints in the investment advisory fee schedule and the reduced fee rates on assets over $2 billion.

The Board noted that, based on the information provided, the annual operating expenses of Investor Shares of International Opportunity Fund, both before and after taking into account amounts waived under a contractual expense limitation agreement between CRM and the Trust, were higher than the median and average gross and net total expenses paid by other mutual funds with similar investment objectives and strategies.

The Board noted the impact of the Fund’s small asset size and higher than average investment advisory fee on the Fund’s expense ratios. The Board indicated that it would continue to monitor the Fund’s fees and expenses carefully as the Fund’s track record continues to develop.

96

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

Conclusion as to Fees and Expenses

The Board noted the impact of the Fund’s small asset size and higher than average investment advisory fee on the Fund’s expense ratios. The Board indicated that it would continue to monitor the Fund’s fees and expenses carefully as the Fund’s track record continues to develop.

Economies of Scale

The Board considered whether economies of scale would be realized by CRM as each Fund’s assets increased, and the extent to which such economies of scale were reflected in the fees charged under the Investment Advisory Agreement. The Board noted that the Investment Advisory Agreement contains breakpoints that reduce the investment advisory fee rate paid by each Fund on assets above specified levels. The Board noted that the Mid Cap Value Fund had already reached sufficient size for the breakpoints to result in fee rate reductions. The Board concluded that breakpoints were an effective way to share any economies of scale or other efficiencies with Fund shareholders as the Funds grow larger. The Board also noted that expense subsidization, investment by CRM in proprietary research, and CRM’s commitment and resource allocation to the Funds may be relevant in considering the sharing of economies of scale, and that profitability also may be an indicator of the existence of any economies of scale. Accordingly, the Board concluded that economies of scale, if any, were being appropriately shared with the Funds.

Profitability

The Board considered the information provided by CRM regarding CRM’s profitability in relation to the Funds and considered the methodology used by CRM in preparing the profitability information. The Board reviewed the financial results of CRM in relation to the Funds for the year ended December 31, 2013 as well as the 2014 CRM operating budget. The Board considered CRM’s profit margins with respect to the Funds in comparison to the limited industry data available. The Board also considered information regarding compensation provided to CRM personnel as a percentage of CRM’s net revenue, and compared such information to the limited industry data available. The Board noted that the profitability of any adviser was affected by numerous factors, including its organizational structure, method for allocating expenses and the compensation to be paid to its employees, and, accordingly, acknowledged the limitations inherent in any comparison of adviser profitability information. The Board determined that, based on the information provided, the profit to CRM on the fees paid by the Funds was not excessive in view of the nature, quality and extent of services provided.

Other Benefits

The Board considered the other benefits which CRM receives from its relationship with the Funds. They noted that CRM acts as the shareholder servicing agent for Investor Shares of the Funds and receives fees under a shareholder service plan adopted under Rule 12b-1 under the 1940 Act in connection with the services CRM provides or arranges as the Funds’ shareholder servicing agent. The Board considered the fees received by CRM under the shareholder service plan, and the amounts paid by CRM to third party shareholder servicing agents. The Board noted that the amounts paid by CRM to the Funds’ third party shareholder servicing agents since the inception of the Trust exceeded the amounts paid by Investor Shares of the Funds to CRM under the shareholder servicing plan. The Board considered how CRM uses “soft” commission dollars generated by the Funds to pay for research and brokerage services and the ways in which CRM conducts portfolio transactions for the Funds and selects brokers. The Board determined that any other benefits derived by CRM from managing the Funds were reasonable and reflected in the fees under the Investment Advisory Agreement.

97

DISCUSSION OF BOARD CONSIDERATIONS IN APPROVING CONTINUANCE AND RENEWAL OF ADVISORY AGREEMENT WITH CRM (Continued)

General Conclusion

Based on the foregoing considerations, the Board, including all of the Independent Trustees voting separately, determined that the terms of the Investment Advisory Agreement, including the fees payable thereunder, are fair and reasonable, and voted to approve the continuance and renewal of the Investment Advisory Agreement.

98

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TRUSTEES

Louis Ferrante, CFA, CPA

Louis Klein, Jr.

Carlos A. Leal, CPA

Clement C. Moore, II

INVESTMENT ADVISER

Cramer Rosenthal McGlynn, LLC

520 Madison Avenue, 20th Floor

New York, NY 10022

DISTRIBUTOR

ALPS Distributors, Inc.

1290 Broadway, Suite 1100

Denver, CO 80203

ADMINISTRATOR & TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

301 Bellevue Parkway

Wilmington, DE 19809

CUSTODIAN

The Bank of New York Mellon

One Wall Street

New York, NY 10286

LEGAL COUNSEL

Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

Investor Information:

800-CRM-2883

www.crmfunds.com

This report is authorized for distribution only to

shareholders and to others who have received

current prospectuses of the CRM Funds.

ANNUAL REPORT

JUNE 30, 2014

CRM SMALL CAP

VALUE FUND

CRM SMALL/MID CAP

VALUE FUND

CRM MID CAP

VALUE FUND

CRM LARGE CAP

OPPORTUNITY FUND

CRM ALL CAP

VALUE FUND

CRM GLOBAL

OPPORTUNITY FUND

CRM INTERNATIONAL

OPPORTUNITY FUND

Item 2. Code of Ethics.

As of June 30, 2014, the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive and Principal Financial Officers. For the fiscal year ended June 30, 2014, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics. A copy of the Registrant’s code of ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Trustees Committee. The audit committee financial expert serving on the Registrant’s Trustees Committee is Louis Ferrante, CFA, CPA, who is “independent,” as defined in Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended June 30, 2014 and 2013 were $232,400 and $225,400, respectively.

Audit-Related Fees

(b)

There were no fees billed during the fiscal years ended June 30, 2014 and June 30, 2013 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

Tax Fees

(c)

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning during the fiscal years ended June 30, 2014 and 2013 were $63,345 and $60,107, respectively. These fees related to services consisting of the review of U.S. federal income tax returns, annual excise distribution calculations, India tax compliance services and tax advisory services with regard to foreign equity securities.

All Other Fees

(d)

There were no fees billed during the fiscal years ended June 30, 2014 and June 30, 2013 for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)

The Trustees Committee of the Board of Trustees of the Registrant is required to pre-approve the engagement of independent accountants to (i) conduct the annual audit of the series of the Registrant (the “Funds”) and provide their opinion of the Funds’ financial statements, (ii) provide (a) any audit services to the Funds in addition to those described in clause (i) above and (b) non-audit services to the Funds, Cramer Rosenthal McGlynn, LLC (“CRM”) or any entity controlling, controlled by, or under common control with CRM that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. Accordingly, the Registrant’s Trustees Committee pre-approves all audit and non-audit services to be performed by the Registrant’s independent accountant before the accountant is engaged by the Registrant to perform such services.

(e)(2)

There were no services described in paragraphs (b) through (d) of this Item (including services required to be approved by the Trustees Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the Trustees Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years ended June 30, 2014 and 2013 were $63,345 and $60,107, respectively.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s Principal Executive and Principal Financial Officers have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on the evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for the Registrant’s Principal Executive and Principal Financial Officers described in Item 2 is attached hereto.

(a)(2)	Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)	Not applicable.

(b)

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	CRM Mutual Fund Trust

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date	9/8/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ronald H. McGlynn
Ronald H. McGlynn, President and Chief Executive Officer
(Principal Executive Officer)

Date	9/8/2014

By (Signature and Title)*	/s/ Carlos A. Leal
Carlos A. Leal, Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date	9/8/2014

* Print the name and title of each signing officer under his or her signature.